As filed with the Securities and Exchange Commission on September 22, 2023
1933 Act Registration File No. 333-62298
1940 Act File No. 811-10401

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[X]
Pre-Effective Amendment No.		[ ]
Post-Effective Amendment No.	841	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[X]
Amendment No.	843	[X]

TRUST FOR PROFESSIONAL MANAGERS
(Exact Name of Registrant as Specified in Charter)

615 East Michigan Street
Milwaukee, Wisconsin 53202
(Address of Principal Executive Offices) (Zip Code)
(Registrant’s Telephone Number, including Area Code) (626) 914-7363

Jay S. Fitton
U.S. Bank Global Fund Services
615 East Michigan Street, 2nd Floor
Milwaukee, Wisconsin 53202
(Name and Address of Agent for Service)

Copies to:
Carol A. Gehl, Esq.
Godfrey & Kahn, S.C.
833 East Michigan Street, Suite 1800
Milwaukee, Wisconsin 53202
(414) 273-3500

It is proposed that this filing will become effective (check appropriate box)

[ ]	Immediately upon filing pursuant to Rule 485(b).
[X]	on September 28, 2023 pursuant to Rule 485(b).
[ ]	on (date) pursuant to Rule 485(a)(1).
[ ]	60 days after filing pursuant to Rule 485(a)(1).
[ ]	75 days after filing pursuant to Rule 485(a)(2).
[ ]	on (date) pursuant to Rule 485(a)(2).

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Explanatory Note: This Post-Effective Amendment No. 841 to the Registration Statement of Trust for Professional Managers is being filed to add the audited financial statements and certain related financial information for the fiscal year ended May 31, 2023 for the Barrett Growth Fund, and to make other permissible changes under Rule 485(b).

BARRETT GROWTH FUND
Ticker Symbol: BGRWX

Purchasing high-quality
growth stocks at reasonable
prices to achieve long-term capital appreciation and
to maximize after-tax returns.

PROSPECTUS
September 28, 2023

Shares of the Barrett Growth Fund are sold on a no-load basis through investment advisers, consultants, financial planners, brokers, dealers and other investment professionals.

The U.S. Securities and Exchange Commission (the “SEC”) has not approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Barrett Growth Fund
a series of Trust for Professional Managers (the “Trust”)

Summary Section

Investment Objective
The Barrett Growth Fund (the “Fund”) seeks to achieve long-term capital appreciation and to maximize after-tax returns.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and the Example below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution (Rule 12b-1) Fees(1)	0.25%
Other Expenses	0.98%
Total Annual Fund Operating Expenses	2.23%
Less: Fee Waiver and/or Expense Reimbursement	-0.98%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(2)	1.25%
(1)The Fund accrued 12b-1 fees in the amount of 0.17% during the prior fiscal year.
(2)Pursuant to an operating expense limitation agreement between Barrett Asset Management, LLC, the Fund’s investment adviser (“Barrett,” or the “Adviser”) and the Trust, on behalf of the Fund, the Adviser has agreed to waive its management fees and/or reimburse Fund expenses to ensure that Total Annual Fund Operating Expenses (exclusive of front-end or contingent deferred loads, Rule 12b-1 plan fees, shareholder servicing plan fees, taxes, leverage (i.e., any expenses incurred in connection with borrowings made by the Fund), interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transactional expenses, expenses incurred in connection with any merger or reorganization, dividends or interest on short positions, acquired fund fees and expenses or extraordinary expenses such as litigation (collectively, “Excluded Expenses”)) do not exceed 1.00% of the Fund’s average daily net assets through September 30, 2024. Under the former operating expense limitation agreement, the Adviser agreed to waive its management fees and/or reimburse Fund expenses to ensure Total Annual Fund Operating Expenses (exclusive of Excluded Expenses), did not exceed 1.25% of the Fund’s daily net assets. The current operating expense limitation agreement became effective on August 12, 2021. The current operating expense limitation agreement can be terminated only by, or with the consent of, the Trust’s Board of Trustees (the “Board of Trustees”). To the extent the Fund incurs Excluded Expenses, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement, may be greater than 1.00%. The Adviser may request recoupment of previously waived fees and paid expenses from the Fund for up to three years from the date such fees and expenses were waived or paid, subject to the operating expense limitation agreement, if such reimbursement will not cause the Fund’s expense ratio, after recoupment has been taken into account, to exceed the lesser of: (1) the expense limitation in place at the time of the waiver and/or expense payment; or (2) the expense limitation in place at the time of the recoupment.

Example
This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The operating expense limitation agreement discussed in the table above is reflected only through September 30, 2024. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$127	$503	$1,010	$2,406

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Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs and potentially higher taxes, which are not reflected in the Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the fiscal year ended May 31, 2023, the Fund’s portfolio turnover rate was 4% of the average value of its portfolio.

Principal Investment Strategies
The Fund invests primarily in a diversified portfolio of common stocks of large- and mid-cap U.S. companies, as well as global companies traded on a U.S. exchange, selected by the Adviser. The Fund considers mid-cap companies to be companies with market capitalizations of approximately $2 billion to $15 billion and large-cap companies to be companies with market capitalizations greater than $15 billion. The Fund may also purchase securities with an equity component, such as preferred stock, warrants, rights or other securities that are convertible into or exchangeable for shares of common stock. The Fund may invest up to 25% of its net assets in foreign securities, and will normally make such investments through the purchase of American Depositary Receipts (“ADRs”).

The Fund takes a conservative approach to growth stock investing that emphasizes “Growth at a Reasonable Price.” The Fund invests in common stocks of high-quality companies that Barrett believes have superior growth potential and stocks that can be purchased at reasonable prices. The Fund makes investments in companies that have solid long-term earnings prospects and the Fund expects to hold these investments for prolonged periods of time, thereby avoiding short-term capital gains, which are taxable to shareholders at higher rates than long-term capital gains. The Adviser focuses on identifying companies that will produce earnings and cash flow growth in excess of companies in the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500® Index”). The Adviser makes investments in companies that it believes produce superior earnings at reasonable valuations. Superior relative earnings growth is usually driven by new products and services, niche products in growth sectors and industries, open-ended global growth opportunities, and cyclical companies whose margins are benefiting from a recovery in their respective industries. Stocks are sold when there is likely to be deterioration in earnings growth or other financial metrics, including balance sheet items. Maintaining a competitive industry position and management stability are also important factors in retaining a company position. Unusually weak relative stock market performance is another signal that prompts the Adviser to reevaluate a holding.

The Adviser mitigates risk in several ways. In order to invest in a specific company, the Adviser carefully analyzes the company’s balance sheet and overall ability to withstand adverse economic conditions. More broadly, the Adviser diversifies the portfolio across multiple industries, economic sectors and geographic regions to reduce the risk of a particular industry’s or region’s weakness adversely affecting the Fund’s performance. Since the Adviser focuses on buying companies at reasonable valuations, the risk of overpaying for companies with strong earnings growth is also reduced. The Fund invests in companies across the large- and mid-capitalization spectrum which provides the Fund with exposure to companies of different revenue and earnings levels. Finally, the Fund emphasizes objectivity in evaluating existing holdings and sells holdings when the fundamental outlook for a company is expected to deteriorate.

From time to time, the Fund may purchase options, futures contracts or other instruments, such as depositary receipts, that relate to a particular stock index, to allow the Fund to quickly invest excess cash in order to gain exposure to the markets until the Fund can purchase individual stocks.

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Principal Risks
Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested, and the amount of risk you are willing to take. Remember, in addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund. The principal risks of investing in the Fund are:

•Management Risk. Investment strategies employed by the Adviser in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

•General Market Risk. Certain securities selected for the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time.

•Recent Market Events Risk. U.S. and international markets have experienced significant periods of volatility in recent months and years due to a number of economic, political and global macro factors including rising inflation, uncertainty regarding central banks’ interest rate increases, the possibility of a national or global recession, trade tensions, political events, the war between Russia and Ukraine and the impact of COVID-19. The recovery from COVID-19 is proceeding at slower than expected rates and may last for a prolonged period of time. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so. Continuing market volatility as a result of recent market conditions or other events may have an adverse effect on the performance of the Fund.

•Equity Market Risk. The equity securities held in a Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which a Fund invests. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers.

•Foreign Securities Risk. The risks of investments in securities of foreign companies involve risks not generally associated with investments in the securities of U.S. companies, including risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices, including fluctuations in foreign currencies. Income earned on foreign stocks and securities may be subject to foreign withholding taxes.

•Growth Stock Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks and may be out of favor with investors at different periods of time. Compared to value stocks, growth stocks may experience larger price swings.

•Large-Capitalization Company Risk. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors. Also, large-capitalization companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

•Mid-Capitalization Company Risk. The mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-sized companies may pose additional risks, including liquidity risk, because these companies may have limited product lines, markets and
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financial resources, and may depend upon a relatively small management group. Therefore, mid-cap stocks may be more volatile than those of larger companies.

•Options and Futures Risk. Options and futures may be more volatile than investments in securities, involve additional costs and may involve a small initial investment relative to the risk assumed. In addition, the value of an option or future may not correlate perfectly to the underlying securities index or overall securities markets.

•Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

Performance
The performance information demonstrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The Average Annual Total Returns table also demonstrates these risks by showing how the Fund’s average annual returns for one, five and ten years compare with those of a broad measure of market performance and the returns of a Lipper peer group (a group of mutual funds with characteristics similar to those of the Fund). Remember, the Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information may be obtained by calling the Fund toll-free at 1-877-363-6333.

Calendar Year Returns as of December 31
The Fund’s calendar year-to-date return as of June 30, 2023 was 19.98%. During the period shown in the bar chart, the best performance for a quarter was 22.72% (for the quarter ended June 30, 2020) and the worst performance was -17.54% (for the quarter ended June 30, 2022).
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Average Annual Total Returns (for the Periods Ended December 31, 2022)
	One Year	Five Years	Ten Years
Return Before Taxes	-24.61%	9.18%	11.55%
Return After Taxes on Distributions	-27.87%	7.02%	10.29%
Return After Taxes on Distributions and Sale of Fund Shares	-12.28%	7.35%	9.63%
S&P 500® Total Return Index (reflects no deductions for fees, expenses, or taxes)	-18.11%	9.42%	12.56%
Lipper Large-Cap Growth Funds Index® (reflects no deductions for fees, expenses, or taxes)	-32.03%	8.91%	12.35%

After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred or other tax-advantaged arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).

In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax benefit to the investor.

Management

Investment Adviser
Barrett Asset Management, LLC is the Fund’s investment adviser.

Portfolio Managers
E. Wells Beck, CFA®, Managing Director and Director of Research of the Adviser, joined the Adviser in 2006 and Amy Kong, CFA®, Chief Investment Officer and Managing Director of the Adviser, joined the Adviser in 2020. Mr. Beck has served as a portfolio manager of the Fund since 2006 and Ms. Kong has served as a portfolio manager of the Fund since 2020. Mr. Beck and Ms. Kong are jointly and primarily responsible for the day-to-day management of the Fund.

Purchase and Sale of Fund Shares
You may purchase or redeem shares by mail (Barrett Growth Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701 (for regular mail) or 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202 (for overnight or express mail), or by telephone at 877-363-6333, on any day the New York Stock Exchange (“NYSE”) is open for trading. Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly. The minimum initial amount of investment in the Fund is $2,500 with a subsequent investment minimum of $50. The minimum initial investment for qualified retirement accounts is $1,000 ($500 for Coverdell Education Savings Accounts) with no subsequent investment minimum.

Tax Information
The Fund’s distributions will be taxed as ordinary income or long-term capital gains, unless you are investing through a tax-deferred or other tax-advantaged arrangement, such as a 401(k) plan or an IRA. You may be taxed later upon withdrawal of monies from tax-deferred arrangements.

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Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

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Investment Strategies, Related Risks and Disclosure of Portfolio Holdings

Investment Objective
The Fund’s investment objective is to achieve long-term capital appreciation and to maximize after-tax returns.

Changes in Investment Objective. The Fund’s investment objective in this Prospectus may be changed or modified in the future by action of the Board of Trustees without shareholder approval. However, shareholders will receive advance written notice at least 60 days prior to any such change taking effect.

Principal Investment Strategies

Types of Investments. The Fund invests primarily in common stocks of large- and mid-cap U.S. companies, as well as securities of companies that operate globally, provided that their shares are traded on U.S. stock exchanges. The Fund considers mid-cap companies to be companies with market capitalizations of approximately $2 billion to $15 billion and large-cap companies to be companies with market capitalizations greater than $15 billion. The Fund may also purchase securities with an equity component, such as preferred stock, warrants, rights or other securities that are convertible into or exchangeable for shares of common stock. The Fund may invest up to 25% of its net assets in foreign securities, and will normally make such investments through the purchase of ADRs. ADRs are receipts issued by U.S. banks or trust companies representing ownership interests of securities issued by foreign companies.

From time to time, the Fund may purchase options, futures contracts or other instruments (such as depository receipts) that relate to a particular stock index. These investments allow the Fund to quickly invest excess cash in order to gain exposure to the markets until the Fund can purchase individual stocks. For example, the Fund may purchase Standard & Poor’s Depository Receipts®, which are receipts representing an ownership interest in a portfolio of the stocks that make up the S&P 500® Index.

Stock Selection Process. The Adviser identifies stocks for investment using its own research and analysis techniques, and supplements its internal research with the research and analysis of investment firms as well as evaluating data from other independent sources, some of which are available on the Internet. The Adviser also employs quantitative screens of various databases to identify potential companies to research on a fundamental basis. When analyzing a company’s growth prospects, the Adviser evaluates the revenue growth opportunity, the opportunity for margin expansion and the financial strength to take advantage of opportunities. In addition to companies that produce superior earnings growth, the Adviser invests primarily in companies that generate free cash flow, are leaders in their respective industries, and have records that point to management’s focus on shareholder enhancement. The Adviser uses several valuation metrics to ensure that the investment is made at a reasonable price. These metrics include price-to-earnings ratios, free cash flow yields, price-to-sales ratios and price-to-cash flow ratios.

The Fund has a long-term investment outlook and does not intend to use short-term trading as a primary means of achieving its investment objective. When the Adviser anticipates that individual stocks will be sold, it attempts to manage the liquidation process to take advantage of longer holding periods for favorable long-term capital gains tax rates in order to optimize the after-tax return to Fund shareholders. The Fund makes investments in companies that have solid long-term earnings prospects, and the Fund expects to hold these investments for prolonged periods of time, thereby avoiding short-term capital gains.

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Temporary Strategies; Cash or Similar Investments. For temporary defensive purposes, in response to market, economic, political, or other conditions, the Adviser may invest up to 100% of the Fund’s total assets in high-quality, short-term debt securities and money market instruments. These short-term debt securities and money market instruments include shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements. Taking a temporary defensive position may result in the Fund not achieving its investment objective. Furthermore, to the extent that the Fund invests in money market mutual funds for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market funds’ management fees and operational expenses.

Principal Risks
Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested, and the amount of risk you are willing to take. Remember, in addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund. The principal risks of investing in the Fund are:

•Management Risk. The ability of the Fund to meet its investment objective is directly related to the Adviser’s investment strategies for the Fund. The value of your investment in the Fund may vary with the effectiveness of the Adviser’s research, analysis and asset allocation among portfolio securities. If the Adviser’s investment strategies do not produce the expected results, your investment could be diminished or even lost.

•General Market Risk. The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. The securities markets have experienced substantially lower valuations, reduced liquidity, price volatility, credit downgrades, increased likelihood of default, and valuation difficulties, all of which may increase the risks of investing in securities held by the Fund.

•Recent Market Events Risk. U.S. and international markets have experienced volatility in recent months and years due to a number of economic, political and global macro factors, including rising inflation, uncertainty regarding central banks’ interest rate increases, the possibility of a national or global recession, trade tensions, political events, the war between Russia and Ukraine and the impact of COVID-19. The recovery from COVID-19 is proceeding at slower than expected rates and may last for a prolonged period of time. Uncertainties regarding inflation, interest rates, political events, the Russia-Ukraine conflict, rising government debt in the U.S. and trade tensions have also contributed to market volatility.

Additionally, a rise in protectionist trade policies, slowing global economic growth, risks associated with epidemic and pandemic diseases, risks associated with the United Kingdom’s departure from the European Union, the risk of trade disputes, and the possibility of changes to some international trade agreements, could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time. Continuing market volatility as a result of recent market conditions or other events may have adverse effects on your account.

•Equity Market Risk. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including: expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic and banking
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crises. Common stock held by the Fund is generally exposed to greater risk than preferred stocks and debt obligations of the issuer because common stockholders, or holders of equivalent interests, generally have inferior rights to receive payments from issuers in comparison with the rights of preferred stockholders, bondholders and other creditors of such issuers.

•Growth Stock Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

•Foreign Securities Risk. Investing in foreign securities, including direct investments and through ADRs, which are traded on U.S. exchanges and represent an ownership in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States, but may affect the U.S. companies with significant foreign operations. In addition, changes in the value of a currency compared to the U.S. dollar may affect the value of foreign securities. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer’s home country. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

•Large-Capitalization Company Risk. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors. Also, large-capitalization companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

•Mid-Capitalization Company Risk. The mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-sized companies may pose additional risks, including liquidity risk, because these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

•Options and Futures Risk. The Fund may invest in options and futures contracts. The Fund also may invest in so-called “synthetic options” or other derivative instruments written by broker-dealers or other financial intermediaries. Options and futures are subject to the same risks as the securities in which the Fund invests, but also may involve risks different from, and possibly greater than, the risks associated with investing directly in securities. Investments in options and futures involve additional costs, may be more volatile than other investments and may involve a small initial investment relative to the risk assumed. If the Adviser incorrectly forecasts the value of securities in using an option or futures contract, the Fund might have been in a better position if the Fund had not entered into the contract. In addition, the value of an option or futures contract may not correlate perfectly to the underlying securities index or overall securities markets.

•Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting the Fund or its service providers have the ability to cause disruptions
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and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Fund’s service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund or its shareholders. As a result, the Fund and its shareholders could be negatively impacted.

Portfolio Holdings Information
A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (“SAI”). Disclosure of the Fund’s holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the annual and semi-annual reports to Fund shareholders and in the quarterly holdings report on Part F of Form N-PORT. The annual and semi-annual reports are available by contacting Barrett Growth Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or calling 877-363-6333. The Fund’s filings on Part F of Form N-PORT are available on the SEC’s website at www.sec.gov.

Management of the Fund

Investment Adviser
Barrett Asset Management, LLC, located at 90 Park Avenue, New York, New York 10016, serves as the investment adviser to the Fund under an investment advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of the Fund, and the Adviser. Under the Advisory Agreement, the Adviser manages the Fund’s investments subject to the supervision of the Board of Trustees. The Adviser is responsible for managing the Fund in accordance with its investment objective, strategies and policies, making decisions with respect to, and placing orders for, all purchases and sales of portfolio securities. The Adviser also maintains related records for the Fund. For the fiscal year ended May 31, 2023, the Adviser received management fees of 0.02% (net of fee waivers and expense reimbursements) of the Fund’s average daily net assets.

The Adviser is the successor firm to Barrett Associates, Inc., which was founded in 1937. As of June 30, 2023, the Adviser managed over $2.65 billion of client assets, of which approximately $2.415 billion is invested in equity securities. The Adviser has approximately 998 client accounts, including families, individuals, foundations and other organizations or entities. Many of the client relationships are in their third generation. The Fund was organized in order to provide investors with a cost-efficient opportunity to invest according to the Adviser’s long-term equity investing philosophy of “Growth at a Reasonable Price,” without being required to maintain a large account balance.

Fund Expenses. The Fund is responsible for its own operating expenses; however, pursuant to an operating expense limitation agreement between the Adviser and the Trust, on behalf of the Fund, the Adviser has agreed to waive its management fees and/or reimburse expenses of the Fund to ensure that the Fund’s total annual operating expenses (exclusive of Excluded Expenses) do not exceed 1.00% of the Fund’s average daily net assets. Any waiver of management fees or payment of
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expenses made by the Adviser may be reimbursed by the Fund in subsequent years if requested by the Adviser and the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses at the time of waiver. The Adviser may request recoupment of previously waived fees and paid expenses from the Fund for up to three years from the date such fees and expenses were waived or paid, subject to the operating expense limitation agreement, if such reimbursement will not cause the Fund’s expense ratio, after recoupment has been taken into account, to exceed the lesser of: (1) the expense limitation in place at the time of the waiver and/or expense payment; or (2) the expense limitation in place at the time of the recoupment. Any such reimbursement will be reviewed and approved by the Board of Trustees. The operating expense limitation agreement, effective through at least September 30, 2024, can be terminated only by, or with the consent of, the Board of Trustees. Thereafter, the operating expense limitation agreement may be renewed by the Adviser and the Board of Trustees.

A discussion regarding the basis of the approval by the Board of Trustees of the Advisory Agreement between the Trust, on behalf of the Fund, and the Adviser is included in the Fund’s semi-annual report to shareholders for the six months ended November 30, 2022.

The Fund, as a series of the Trust, does not hold itself out as related to any other series of the Trust for purposes of investment and investor services, nor does it share the same investment adviser with any other series of the Trust.

Portfolio Managers
The Adviser uses a team approach for security selection and decision-making. E. Wells Beck and Amy Kong are the portfolio managers (the “Portfolio Managers”) of the Fund and are jointly and primarily responsible for the day-to-day investment decisions for the Fund. The Portfolio Managers regularly review Fund positions to assess changes in the investment outlook for each company in the portfolio based upon changes in each company’s business outlook as well as macroeconomic variables. The Portfolio Managers evaluate each new investment opportunity for the portfolio to assess whether it meets the investment objective of the Fund. Decisions are made jointly by the Portfolio Managers. The names and backgrounds of the portfolio management team members are as follows:

E. Wells Beck, CFA®
Managing Director and Director of Research – Barrett Asset Management, LLC
Mr. Beck is a graduate of Princeton University and received his M.B.A. from New York University. Mr. Beck joined the Adviser in 2006. He was previously an analyst and portfolio manager at Haven Capital Management in New York from 2001 to 2006. From 2000 to 2001, Mr. Beck was a sell-side analyst in the research department of Prudential Securities covering a number of areas, including financial services. He also has investment experience from positions he held at HSBC Investment Banking PLC in 1998 and Oppenheimer Capital International from 1994 to 1997. Mr. Beck is a CFA® Charterholder.

Amy Kong, CFA®
Chief Investment Officer & Managing Director – Barrett Asset Management, LLC
Ms. Kong joined Barrett Asset Management in 2020 and serves as the firm’s Chief Investment Officer and a Portfolio Manager. Prior to joining Barrett, Ms. Kong served as a Senior Portfolio Manager at Fiduciary Trust from 2013 to 2020 overseeing approximately $1.5 billion in assets under management. Prior to Fiduciary Trust, Ms. Kong was a Senior Vice President and Senior Portfolio Manager at U.S. Trust for 12 years, where she worked directly with private clients, held research responsibilities and served as Co-Portfolio Manager for the firm’s International Equity fund. Ms. Kong holds a B.A. in both Economics and Mathematics from Barnard College, and an MBA from Columbia Business School. Ms. Kong is a CFA® Charterholder.
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CFA® is a registered trademark owned by the CFA Institute.

The SAI provides additional information about the Portfolio Managers’ compensation, other accounts they manage and their ownership of shares of the Fund.

Shareholder Information

Share Price
The price of the Fund’s shares is its NAV. The NAV per share is calculated by dividing the value of the Fund’s total assets, less its liabilities, by the number of its shares outstanding. In calculating the NAV, portfolio securities are valued using current market values or official closing prices, if available. The NAV is calculated at the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time). The NAV will not be calculated on days on which the NYSE is closed for trading. If the NYSE closes early, the Fund will calculate its NAV as of the close of trading on the NYSE on that day. If an emergency exists as permitted by the SEC, the NAV may be calculated at a different time.

Each equity security owned by the Fund that is listed on a national securities exchange, except for portfolio securities listed on the NASDAQ Stock Market LLC (“NASDAQ”), is valued at its last sale price on that exchange on the close of that exchange on the date as of which assets are valued. If a security is listed on more than one exchange, the Fund will use the price on the exchange that the Fund generally considers to be the principal exchange on which the security is traded.

Portfolio securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price. If the NOCP is not available, such securities shall be valued at the last sell price on the day of valuation. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the most recent quoted bid and asked prices at the close of the exchange on such day or the security is valued at the latest sales price on the “composite market” for the day such security is being valued. The composite market is defined as the consolidation of the trade information provided by national securities and foreign exchanges and over-the-counter (“OTC”) markets as published by an approved independent pricing service (“Pricing Service”).

Exchange-traded options are valued at the composite price, using the National Best Bid and Offer quotes. If there are no trades for the option on a given business day composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. Option contracts on securities, currencies and other financial instruments traded in the OTC market with less than 180 days remaining until their expiration are valued at the evaluated price provided by the broker-dealer with which the option was traded. Option contracts on securities, currencies and other financial instruments traded in the OTC market with 180 days or more remaining until their expiration are valued at the prices provided by a recognized independent broker-dealer.

If market quotations are not readily available or deemed unreliable, a security or other asset will be valued at its fair value in accordance with Rule 2a-5 under the 1940 Act as determined under the Adviser’s fair value pricing procedures subject to oversight by the Board of Trustees. These fair value pricing procedures will also be used to price a security when corporate events, events in the securities market or world events cause the Adviser to believe that the security’s last sale price may not reflect its actual fair market value. The intended effect of using fair value pricing procedures is to ensure that the Fund’s shares are accurately priced. The Adviser will regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained.

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When fair value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different (higher or lower) from the price of the security quoted or published by others, or the value when trading resumes or is realized upon its sale. Therefore, if a shareholder purchases or redeems Fund shares when the Fund holds securities priced at a fair value, the number of shares purchased or redeemed may be higher or lower than it would be if the Fund were using market value pricing. The Adviser anticipates that the Fund’s portfolio holdings will be fair valued only if market quotations for those holdings are not readily available or are considered unreliable.

In the case of foreign securities, the occurrence of certain events after the close of foreign markets, but prior to the time the Fund’s NAV is calculated (such as a significant surge or decline in the U.S. or other markets) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the Fund will value foreign securities at fair value, taking into account such events, in calculating the NAV. In such cases, use of these evaluated prices can reduce an investor’s ability to seek to profit by estimating the Fund’s NAV in advance of the time the NAV is calculated. In the event the Fund holds portfolio securities that trade in foreign markets or that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the Fund’s NAV may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

How to Purchase Shares
All purchase requests received in good order by the Fund’s transfer agent, U.S. Bancorp Fund Services, LLC (the “Transfer Agent”), or by an Authorized Intermediary (as defined below), before the close of the NYSE (generally 4:00 p.m., Eastern time) will be processed at that day’s NAV per share. Purchase requests received by the Transfer Agent or an Authorized Intermediary after the close of the NYSE will receive the next business day’s NAV per share. Purchase requests received by the Transfer Agent or an Authorized Intermediary after the close of the NYSE (generally 4:00 p.m., Eastern time) will receive the next business day’s NAV per share. An Authorized Intermediary is a financial intermediary (or its authorized designee) that has made arrangements with the Fund to receive purchase and redemption orders on its behalf. For additional information about purchasing shares through financial intermediaries, please see “Purchasing Shares Through a Financial Intermediary,” below.

All account applications (each an “Account Application”) to purchase Fund shares are subject to acceptance by the Fund and are not binding until so accepted. It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to other shareholders. Your order will not be accepted until the Fund or the Transfer Agent receives a completed Account Application. The Fund reserves the right to reject any Account Application.

The Fund reserves the right to reject any purchase order or suspend the offering of shares if, in its discretion, it is in the Fund’s best interest to do so. For example, a purchase order may be rejected if it appears so large that it would disrupt the management of the Fund. Purchases may also be rejected from persons believed to be “market-timers,” as described under the section entitled “Tools to Combat Frequent Transactions,” below. In addition, a service fee, which is currently $25, as well as any loss sustained by the Fund, will be deducted from a shareholder’s account for any payment that is returned to the Transfer Agent unpaid. Written notice of a rejected purchase order will be provided to the investor within one or two business days under normal circumstances. The Fund and the Transfer Agent will not be responsible for any losses, liability, cost or expense resulting from rejecting any purchase order. Your order will not be accepted until a completed Account Application is received by the Fund or the Transfer Agent.

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Shares of the Fund have not been registered for sale outside of the United States. The Fund generally does not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

Minimum Investments. The minimum initial investment in the Fund is $2,500 and additional subsequent investments can be made at a minimum amount of $50. The minimum investment amount for qualified retirement accounts is $1,000 ($500 for Coverdell Education Savings Accounts) with no minimum amount for subsequent investments. The Fund reserves the right to change or waive its minimum initial investment or minimum subsequent investment policies at any time. Shareholders will be given at least 30 days’ written notice of any increase in the minimum dollar amount of initial or subsequent investments. The minimum investment may be modified for certain financial intermediaries that submit trades on behalf of underlying investors. Certain intermediaries also may have investment minimums, which may differ from the Fund’s minimums, and may be waived at the intermediaries’ discretion. For accounts sold through financial intermediaries, it is the primary responsibility of the financial intermediary to ensure compliance with investment minimums.

Purchase Requests Must be Received in Good Order
Your share price will be the next NAV per share calculated after the Transfer Agent or your Authorized Intermediary receives your purchase request in good order. For purchases made through the Transfer Agent, “good order” means that your purchase request includes:

•the name of the Fund;
•the dollar amount of shares to be purchased;
•your Account Application or investment stub; and
•a check payable to “Barrett Growth Fund.”

For information about your financial intermediary’s requirements for purchases in good order, please contact your financial intermediary.

Purchase by Mail. To purchase the Fund’s shares by mail, simply complete and sign the Account Application and mail it, together with your check made payable to the Fund, to one of the addresses below. To make additional investments once you have opened your account, write your account number on the check and send it together with the Invest by Mail form from your most recent confirmation statement received from the Transfer Agent. If you do not have the Invest by Mail form, include the Fund name and your name, address, and account number on a separate piece of paper and mail it with your check made payable to the Fund to:

Regular Mail Barrett Growth Fund c/o U.S. Bank Global Fund Services P.O. Box 701 Milwaukee, WI 53201-0701	Overnight or Express Mail Barrett Growth Fund c/o U.S. Bank Global Fund Services 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent’s post office box, of purchase orders does not constitute receipt by the Transfer Agent. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices. All purchase checks must be in U.S. dollars drawn on a domestic financial institution. The Fund will not accept payment in cash or money orders. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. The Fund is unable to accept post-dated checks or any conditional order or payment.

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Purchase by Wire. If you are making your first investment in the Fund through a wire purchase, the Transfer Agent must have a completed Account Application before you wire funds. You can mail or use an overnight service to deliver your Account Application to the Transfer Agent at the above address. Upon receipt of your completed Account Application, the Transfer Agent will establish an account for you. Once your account has been established, you may instruct your bank to send the wire. Prior to sending the wire, please call the Transfer Agent at 877-363-6333 to advise them of the wire and to ensure proper credit upon receipt. Your bank must include the name of the Fund, your name and your account number so that monies can be correctly applied. Your bank should transmit immediately available funds by wire to:

Wire to:	U.S. Bank National Association 777 East Wisconsin Avenue Milwaukee, Wisconsin 53202
ABA Number:	075000022
Credit:	U.S. Bancorp Fund Services, LLC
Account:	112-952-137
Further Credit:	Barrett Growth Fund (Shareholder Name/Account Registration) (Shareholder Account Number)
Wired funds must be received prior to the close of the NYSE (generally 4:00 p.m., Eastern time) to be eligible for same day pricing. The Fund and U.S. Bank National Association, the Fund’s custodian, are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Investing by Telephone. Telephone purchase privileges are automatically provided unless you specifically decline the option on your Account Application. You must also have submitted a voided check or a savings deposit slip to have banking information established on your account. This option allows investors to move money from their bank account to their Fund account upon request. If your account is open for at least 7 business days, you may purchase additional shares by calling the Fund toll free at 877-363-6333. Only bank accounts held at domestic financial institutions that are Automated Clearing House (“ACH”) members may be used for telephone transactions. The minimum telephone purchase amount is $50. If your order is received by the Transfer Agent or an Authorized Intermediary prior to the close of the NYSE (generally 4:00 p.m., Eastern time), shares will be purchased in your account at the applicable price determined on the day your order is placed. During periods of high market activity, shareholders may encounter higher than usual call waiting times. Please allow sufficient time to place your telephone transaction.

Automatic Investment Plan. For your convenience, the Fund offers an Automatic Investment Plan (“AIP”). Once your account has been opened with the initial minimum investment you may make additional purchases at regular intervals through the AIP. The AIP provides a convenient method to have monies deducted from your bank account, for investment into the Fund, on a monthly, quarterly, semi-annual or annual basis. In order to participate in the AIP, each purchase must be in the amount of $50 or more, and your financial institution must be a member of the ACH network. The Fund may terminate or modify this privilege at any time. You may terminate your participation in the AIP at any time by notifying the Transfer Agent five days prior to the effective date of the request. If your bank rejects your payment, the Fund’s Transfer Agent will charge a $25 fee to your account. To begin participating in the AIP, please complete the Automatic Investment Plan section on the Account Application or call the Fund’s Transfer Agent at 877-363-6333 for instructions.

Purchasing Shares Through a Financial Intermediary. Investors may be charged a fee if they effect transactions through a financial intermediary. If you are purchasing shares through a financial intermediary, you must follow the procedures established by your financial intermediary. Your
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financial intermediary is responsible for sending your purchase order and wiring payment to the Transfer Agent. Your financial intermediary holds the shares in your name and receives all confirmations of purchases and sales. Financial intermediaries placing orders for themselves or on behalf of their customers should call the Fund toll free at 877-363-6333, or follow the instructions listed in the sections above entitled “Investing by Telephone,” “Purchase by Mail” and “Purchase by Wire.”

If you place an order for the Fund’s shares through a financial intermediary that is not an Authorized Intermediary in accordance with such financial intermediary’s procedures, and such financial intermediary then transmits your order to the Transfer Agent in accordance with the Transfer Agent’s instructions, your purchase will be processed at the applicable price next calculated after the Transfer Agent receives your order. The financial intermediary must promise to send to the Transfer Agent immediately available funds in the amount of the purchase price in accordance with the Transfer Agent’s procedures. If payment is not received within the time specified, the Transfer Agent may rescind the transaction and the financial intermediary will be held liable for any resulting fees or losses.

In the case of Authorized Intermediaries that have made satisfactory payment or redemption arrangements with the Fund, orders will be processed at the applicable price next calculated after receipt in good order by the Authorized Intermediary (or its authorized designee), consistent with applicable laws and regulations. An order is deemed to be received when the Fund or an Authorized Intermediary accepts the order. Authorized Intermediaries may be authorized to designate other intermediaries to receive purchase and redemption requests on behalf of the Fund.

For more information about your financial intermediary’s rules and procedures, whether your financial intermediary is an Authorized Intermediary, and whether your financial intermediary imposes cut-off times for the receipt of orders that are earlier than the cut-off times established by the Fund, you should contact your financial intermediary directly.

Anti-Money Laundering Program. The Trust has established an Anti-Money Laundering Compliance Program as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA PATRIOT Act”) and related anti-money laundering laws and regulations. To ensure compliance with these laws, the Account Application asks for, among other things, the following information for all “customers” seeking to open an “account” (as those terms are defined in rules adopted pursuant to the USA PATRIOT Act):

•full name;
•date of birth (individuals only);
•Social Security or taxpayer identification number; and
•permanent street address (a P.O. Box number alone is not acceptable).

If you are opening an account in the name of a certain legal entity (e.g., a partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners of the legal entity. Accounts opened by entities, such as corporations, limited liability companies, partnerships or trusts will require additional documentation.

If any information listed above is missing, your Account Application will be returned and your account will not be opened. In compliance with the USA PATRIOT Act and other applicable anti-money laundering laws and regulations, the Transfer Agent will verify the information on your application. The Fund reserves the right to request additional clarifying information and may close your account and redeem your shares at the next computed NAV if such clarifying information is not received by the Fund within a reasonable time of the request or if the Fund cannot form a reasonable
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belief as to the true identity of a customer. In the rare event that we are unable to verify your identity, the Fund reserves the right to redeem your account at the current day’s NAV. If you require additional assistance when completing your application, please contact the Transfer Agent at 877-363-6333.

How to Redeem Shares
Orders to sell or “redeem” shares may be placed either directly with the Fund or through a financial intermediary. If you originally purchased your shares through a financial intermediary, including an Authorized Intermediary, your redemption order must be placed with the same financial intermediary in accordance with the procedures established by that financial intermediary. Your financial intermediary is responsible for sending your order to the Transfer Agent and for crediting your account with the proceeds. You may redeem Fund shares on any business day that the Fund calculates its NAV. To redeem shares directly with the Fund, you must contact the Fund either by mail or by telephone to place a redemption request. Shares of the Fund are redeemed at the next calculated NAV after the Fund has received your redemption request in good order. Your redemption request must be received in good order (as discussed under “Payment of Redemption Proceeds” below) prior to the close of the regular trading session of the NYSE (generally 4:00 p.m., Eastern time) by the Transfer Agent or by your Authorized Intermediary in order to obtain that day’s closing NAV. Redemption requests received by the Transfer Agent or an Authorized Intermediary after the close of the NYSE will be treated as though received on the next business day.

Shareholders who hold their shares through an IRA or other tax-advantaged account must indicate on their written redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding. Shares held in IRA accounts may be redeemed by telephone at 877-363-6333. Investors will be asked whether or not to withhold taxes from any redemption.

Payment of Redemption Proceeds. You may redeem your Fund shares at the NAV per share next determined after the Transfer Agent or your Authorized Intermediary receives your redemption request in good order. Your redemption request cannot be processed on days the NYSE is closed. Proceeds from redemption requests received by the Transfer Agent or your Authorized Intermediary in good order before the close of the regular trading session of the NYSE (generally 4:00 p.m., Eastern time) will usually be sent one to three business days following the receipt of your redemption request.

A redemption request made through the Transfer Agent will be deemed in “good order” if it includes:

•the shareholder’s name;
•the name of the Fund you are invested in;
•the account number;
•the share or dollar amount to be redeemed; and
•signatures by all shareholders on the account and signature guarantee(s), if applicable.

The Fund reserves the right to change the requirements of “good order.” Shareholders will be given advance notice if the requirements of “good order” change. For information about your financial intermediary’s requirements for redemption requests in good order, please contact your financial intermediary.

You may receive proceeds of your sale by a check sent to the address of record, electronically via the ACH network using the previously established bank instructions or via federal wire transfer to your pre-established bank account. The Fund typically expects that it will take one to three business days following the receipt of your redemption request to pay out redemption proceeds, regardless of whether the redemption proceeds are paid by check, ACH transfer or wire. Please note that wires are
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subject to a $15 fee. There is no charge to have proceeds sent via ACH; however, funds are typically credited to your bank within two to three business days after redemption. Proceeds will be sent within seven calendar days after the Fund receives your redemption request, unless the Fund has suspended your right of redemption or postponed the payment date as permitted under the federal securities laws.

The Fund typically expects it will hold cash or cash equivalents to meet redemption requests. The Fund may also use the proceeds from the sale of portfolio securities to meet redemption requests if consistent with the management of the Fund. These redemption methods will be used regularly under normal conditions and may also be used during periods of stressed market conditions.

The Transfer Agent may delay payment of your redemption proceeds for up to 12 calendar days from the date of purchase or until your payment has cleared, whichever comes first. Shareholders can avoid this delay by utilizing the wire purchase option.

Furthermore, there are certain times when you may be unable to sell Fund shares or receive proceeds. Specifically, the Fund may suspend the right to redeem shares or postpone the date of payment upon redemption for more than seven calendar days as determined by the SEC: (1) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (3) for such other periods as the SEC may permit for the protection of shareholders. Your ability to redeem shares by telephone may be delayed or restricted after you change your address. You may change your address at any time by telephone or written request addressed to the Transfer Agent. Confirmation of an address change will be sent to both your old and new address. Redemption proceeds will be sent to the address of record. The Fund is not responsible for interest lost on redemption amounts due to lost or misdirected mail.

Please note, under unusual circumstances, the Fund may suspend redemptions, as permitted by federal securities law. The Fund may delay paying redemption proceeds for up to seven calendar days after receiving a request if an earlier payment could adversely affect the Fund.

Redemption In-Kind. The Fund generally pays redemption proceeds in cash. However, the Trust has filed a notice of election under Rule 18f-1 of the Investment Company Act of 1940, as amended (the “1940 Act”) with the SEC, under which the Trust has reserved the right to satisfy redemption requests in-kind under certain circumstances, meaning that redemption proceeds are paid in liquid securities with a market value equal to the redemption price. If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges when converting the securities to cash. These securities redeemed in-kind remain subject to general market risks until sold. For federal income tax purposes, redemptions in-kind are taxed in the same manner to a redeeming shareholder as redemptions paid in cash. In addition, sales of such in-kind securities may generate taxable gains.

Redemptions in-kind are typically used to meet redemption requests that represent a large percentage of the Fund’s net assets in order to minimize the effect of large redemptions on the Fund and its remaining shareholders. Redemptions in-kind may also be used during periods of stressed market conditions. The Fund has in place a line of credit that may be used to meet redemption requests during periods of stressed market conditions.

Redemption in-kind proceeds are limited to securities that are traded on a public securities market or for which quoted bid prices are available. In the unlikely event that the Fund redeems shares in-kind, the procedures utilized by the Fund to determine the securities to be distributed to redeeming shareholders will generally be representative of a shareholder’s interest in the Fund’s portfolio
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securities. However, the Fund may also redeem in-kind using individual securities as circumstances dictate.

Signature Guarantees. The Transfer Agent may require a signature guarantee for certain redemption requests. Signature guarantees can be obtained from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”), but not from a notary public. A signature guarantee, from either a Medallion program member or a non-Medallion program member, of each owner is required in the following situations:

•if ownership is being changed on your account;
•when redemption proceeds are payable or sent to any person, address or bank account not on record;
•when a redemption request is received by the Transfer Agent and the account address has changed within the last 15 calendar days; or
•for all redemptions in excess of $100,000 from any shareholder account.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, a signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

In addition to the situations described above, the Fund and the Transfer Agent each reserve the right to require a signature guarantee or other acceptable signature verification in other instances based on the circumstances relative to the particular situation.

Redemption by Mail. You can execute most redemptions by furnishing an unconditional written request to the Fund to redeem your shares at the current NAV per share. Redemption requests in writing should be sent to the Transfer Agent at:

Regular Mail Barrett Growth Fund c/o U.S. Bank Global Fund Services P.O. Box 701 Milwaukee, WI 53201-0701	Overnight or Express Mail Barrett Growth Fund c/o U.S. Bank Global Fund Services 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

Telephone Redemption. Telephone redemption privileges are automatically provided unless you specifically decline the option on your Account Application. You may redeem shares, in amounts of $100,000 or less, by instructing the Fund by telephone at 877-363-6333. A signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution source may be required of all shareholders in order to add or change telephone redemption privileges on an existing account. Telephone redemptions will not be made if you have notified the Transfer Agent of a change of address within 15 calendar days before the redemption request. Once a telephone transaction has been placed, it may not be cancelled or modified after the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time). If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person. All telephone calls are recorded for your protection. Written confirmation will be provided for all purchase and redemption transactions initiated by telephone.

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Wire Redemption. Wire transfers may be arranged to redeem shares for amounts of $1,000 or more. The Transfer Agent charges a fee, currently $15, per wire redemption against your account on dollar specific trades, and from proceeds on complete redemptions and share-specific trades. There is no charge to have proceeds sent via ACH.

Systematic Withdrawal Program (“SWP”). The Fund offers a SWP whereby shareholders or their representatives may request a redemption in a specific dollar amount be sent to them each month, calendar quarter or annually. Investors may choose to have a check sent to the address of record, or proceeds may be sent to a pre-designated bank account via the ACH network. To start the SWP, your account must have Fund shares with a value of at least $10,000, and the minimum payment amount is $100. The SWP may be terminated or modified by the Fund at any time. You may terminate your participation in the SWP at any time in writing or by telephoning the Transfer Agent no later than five days before the next scheduled withdrawal. A withdrawal under the SWP involves a redemption of Fund shares, and may result in a taxable capital gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the amounts credited to your account, the account ultimately may be depleted. To establish the SWP, complete the SWP section of the Account Application. Please call 877-363-6333 for additional information regarding the SWP.

The Fund’s Right to Redeem an Account. The Fund reserves the right to redeem the shares of any shareholder whose account balance is less than $1,000, other than as a result of a decline in the NAV of the Fund or for market reasons. The Fund will provide shareholders with written notice 30 calendar days prior to redeeming the shareholder’s account. A redemption by the Fund of a shareholder’s account may result in a taxable capital gain or loss for federal income tax purposes.

Tools to Combat Frequent Transactions
The Fund is intended for long-term investors. Short-term “market-timers” who engage in frequent purchases and redemptions may disrupt the Fund’s investment program and create additional transaction costs that are borne by all of the Fund’s shareholders. The Board of Trustees has adopted policies and procedures that are designed to discourage excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm performance. The Fund takes steps to reduce the frequency and effect of these activities in the Fund. These steps may include, among other things, monitoring trading activity and using fair value pricing when the Adviser determines current market prices are not readily available. Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity will occur. The Fund seeks to exercise its judgment in implementing these tools to the best of its ability in a manner that it believes is consistent with shareholder interests. Except as noted herein, the Fund will apply all restrictions uniformly in all applicable cases.

Monitoring Trading Practices. The Fund monitors selected trades in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the Fund believes that a shareholder has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts. In making such judgments, the Fund seeks to act in a manner that it believes is consistent with the best interests of its shareholders. The Fund uses a variety of techniques to monitor for and detect abusive trading practices. These techniques may change from time to time as determined by the Fund in its sole discretion. To minimize harm to the Fund and its shareholders, the Fund reserves the right to reject any purchase order (but not a redemption request), in whole or in part, for any reason and without prior notice. The Fund may decide to restrict purchase and sale activity in its shares based on various factors, including whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect Fund performance.

Fair Value Pricing. The Fund employs fair value pricing selectively to ensure greater accuracy in its daily NAVs and to prevent dilution by frequent traders or market timers who seek to take advantage
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of temporary market anomalies. The Adviser has developed procedures which utilize fair value pricing when reliable market quotations are not readily available or the Fund’s Pricing Service does not provide a valuation (or provides a valuation that, in the judgment of the Adviser, does not represent the security’s fair value), or when, in the judgment of the Adviser, events have rendered the market value unreliable. Valuing securities at fair value involves reliance on judgment. Fair value determinations are made in good faith in accordance with procedures adopted by the Adviser. There can be no assurance that the Fund will obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share. More detailed information regarding fair value pricing and changes to the Fund’s fair value pricing procedures can be found in this Prospectus under the heading entitled “Share Price.”

Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Fund handles, there can be no assurance that the Fund’s efforts will identify all trades or trading practices that may be considered abusive. In particular, since the Fund receives purchase and sale orders through Authorized Intermediaries that use group or omnibus accounts, the Fund cannot always detect frequent trading. However, the Fund will work with Authorized Intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. In this regard, the Fund has entered into information sharing agreements with Authorized Intermediaries pursuant to which these intermediaries are required to provide to the Fund, at the Fund’s request, certain information relating to their customers investing in the Fund through non-disclosed or omnibus accounts. The Fund will use this information to attempt to identify abusive trading practices. Authorized Intermediaries are contractually required to follow any instructions from the Fund to restrict or prohibit future purchases from shareholders who are found to have engaged in abusive trading in violation of the Fund’s policies. However, the Fund cannot guarantee the accuracy of the information provided to it from Authorized Intermediaries and cannot ensure that it will always be able to detect abusive trading practices that occur through non-disclosed and omnibus accounts. As a result, the Fund’s ability to monitor and discourage abusive trading practices in non-disclosed or omnibus accounts may be limited.

Other Fund Policies

Telephone Transactions. If you have not declined telephone privileges on the account application or in a letter to the Fund, you may be responsible for any fraudulent telephone orders as long as the Fund has taken reasonable precautions to verify your identity. In addition, once you place a telephone transaction request, it cannot be canceled or modified after the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time).

During periods of significant economic or market change, telephone transactions may be difficult to complete. If you are unable to contact the Fund by telephone, you may also mail the requests to the Fund at the address listed previously in the section entitled “How to Purchase Shares” above. Neither the Fund nor the Transfer Agent are liable for any loss incurred due to failure to complete a telephone transaction prior to the close of the NYSE (generally 4:00 p.m., Eastern time).

Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waiting times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to the close of the NYSE (generally 4:00 p.m., Eastern time). The Fund is not responsible for delays due to communications or transmission outages, subject to applicable law.

Neither the Fund nor any of its service providers will be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine, subject to applicable law. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one
21

owner or authorized person. To confirm that all telephone instructions are genuine, the Fund will use reasonable procedures, such as requesting:

•that you correctly state your Fund account number;
•the name in which your account is registered; or
•the Social Security or taxpayer identification number under which the account is registered.

Policies of Authorized Intermediaries. An Authorized Intermediary may establish policies that differ from those of the Fund. For example, the institution may charge transaction fees, set higher minimum investments or impose certain limitations on buying or selling shares in addition to those identified in this Prospectus. Please contact your Authorized Intermediary for details.

Closure of the Fund. The Adviser retains the right to close the Fund (or partially close the Fund) to new purchases if it is determined to be in the best interest of shareholders. Based on market and Fund conditions, the Adviser may decide to close the Fund to new investors, all investors or certain classes of investors (such as Fund supermarkets) at any time. If the Fund is closed to new purchases it will continue to honor redemption requests, unless the right to redeem shares has been temporarily suspended as permitted by federal law.

Householding. In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, supplements and certain other shareholder documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Fund reasonably believes are from the same family or household. If you would like to discontinue householding for your accounts, please call toll-free at 877-363-6333 to request individual copies of these documents, or if your shares are held through an Authorized Intermediary, please contact them. Once the Fund receives notice to stop householding, the Fund will begin sending individual copies within 30 days after receiving your request. This policy does not apply to account statements.

Lost Shareholders, Inactive Accounts and Unclaimed Property. It is important that the Fund maintains a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Fund. Based upon statutory requirements for returned mail, the Fund will attempt to locate the shareholder or rightful owner of the account. If the Fund is unable to locate the shareholder, then it will determine whether the shareholder’s account can legally be considered abandoned. Your mutual fund account may be transferred to the state government of your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. Please proactively contact the Transfer Agent toll-free at 877-363-6333 at least annually to ensure your account remains in active status.

If you are a resident of the state of Texas, you may designate a representative to receive notifications that, due to inactivity, your mutual fund account assets may be delivered to the Texas Comptroller. Please contact the Transfer Agent if you wish to complete a Texas Designation of Representative form.

IRA Accounts. IRA accounts will be charged a $15 annual maintenance fee.

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Distribution of Fund Shares

The Distributor
The Trust has entered into a Distribution Agreement (the “Distribution Agreement”) with Quasar Distributors, LLC (the “Distributor”) located at 111 East Kilbourn Avenue, Suite 2200, Milwaukee, Wisconsin 53202, pursuant to which the Distributor acts as the Fund’s principal underwriter, provides certain administration services and promotes and arranges for the sale of the Fund’s shares. The offering of the Fund’s shares is continuous, and the Distributor distributes the Fund’s shares on a best efforts basis. The Distributor is not obligated to sell any certain number of shares of the Fund. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc.

Distribution (Rule 12b-1) Plan
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund is authorized to reimburse the Distributor, or other such entities as approved by the Board of Trustees, Rule 12b-1 distribution fees for costs and services it provides and expenses it bears in the sale and distribution of the Fund’s shares (the “Rule 12b-1 Fee”). The maximum amount of the Rule 12b-1 Fee authorized is 0.25% of the Fund’s average daily net assets annually. Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment in Fund shares and may cost you more than paying other types of sales charges. For the fiscal year ended May 31, 2023, the Fund accrued Rule 12b-1 fees of 0.17%.

Payments to Financial Intermediaries
The Fund may pay fees to intermediaries such as banks, broker-dealers, financial advisers or other financial institutions, including affiliates of the Adviser, for recordkeeping, sub-administration, sub-accounting, sub-transfer agency and other shareholder services (collectively, “sub-TA services”) associated with shareholders whose shares are held of record in omnibus and networked accounts, retirement plans, other group accounts or accounts traded through registered securities clearing agents in lieu of the transfer agent providing such services.

The Adviser, out of its own resources and legitimate profits, and without additional cost to the Fund or its shareholders, may provide additional cash payments to certain intermediaries. Such payments, sometimes referred to as revenue sharing, are in addition to Rule 12b-1 fees and sub-TA fees paid by the Fund, if any. Revenue sharing payments may be made to intermediaries for sub-TA services or distribution-related services, such as marketing support; access to third party platforms; access to sales meetings, sales representatives and management representatives of the intermediary; and inclusion of the Fund on a sales list, including a preferred or select sales list, and in other sales programs. The Adviser may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold. From time to time, and in accordance with applicable rules and regulations, the Adviser may also provide non-cash compensation to representatives of various intermediaries who sell Fund shares or provide services to Fund shareholders.

Distributions and Taxes

Distributions
The Fund will make distributions of net investment income and net capital gain, if any, at least annually, typically during the month of December. The Fund may make additional distributions if it deems it desirable at another time during any year.

All distributions will be reinvested in additional Fund shares unless you choose one of the following options: (1) receive distributions of net capital gain in cash, while reinvesting net investment income
23

distributions in additional Fund shares; (2) receive all distributions in cash; or (3) reinvest net capital gain distributions in additional Fund shares, while receiving distributions of net investment income in cash.

If you wish to change your distribution option, write to or call the Transfer Agent at 1-877-363-6333 in advance of the payment date of the distribution. However, any such change will be effective only as to distributions for which the record date is five or more calendar days after the Transfer Agent has received the request.

If you elect to receive distributions in cash and the U.S. Postal Service is unable to deliver your check, or if the check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in your account at the Fund’s then current NAV per share and to reinvest all subsequent distributions.

Federal Income Tax Consequences
Changes in income tax laws, potentially with retroactive effect, could impact the Fund’s investments or the tax consequences to you of investing in the Fund. Some of the changes could affect the timing, amount and tax treatment of the Fund’s distributions made to shareholders. Please consult your tax adviser before investing.

Distributions of the Fund’s investment company taxable income (which includes, but is not limited to, interest, dividends, net short-term capital gain and net gain from foreign currency transactions), if any, are generally taxable to the Fund’s shareholders as ordinary income. For a non-corporate shareholder, to the extent that the Fund’s distributions of investment company taxable income are attributable to and reported as “qualified dividend” income, such income may be subject to tax at the reduced federal income tax rates applicable to net long-term capital gain, if certain holding period requirements have been satisfied by the shareholder. For a corporate shareholder, a portion of the Fund’s distributions of investment company taxable income may qualify for the intercorporate dividends-received deduction to the extent the Fund receives dividends directly or indirectly from U.S. corporations, reports the amount distributed as eligible for the deduction and the corporate shareholder meets certain holding period requirements with respect to its shares. To the extent that the Fund’s distributions of investment company taxable income are attributable to net short-term capital gain, such distributions will be treated as ordinary income and cannot generally be offset by a shareholder’s capital losses from other investments.

Distributions of the Fund’s net capital gain (net long-term capital gain less net short-term capital loss) are generally taxable to Fund shareholders as long-term capital gain regardless of the length of time that a shareholder has owned Fund shares. Distributions of net capital gain are not eligible for qualified dividend income treatment or the dividends-received deduction referred to above.

You will be taxed in the same manner whether you receive your distributions (of investment company taxable income or net capital gain) in cash or reinvest them in additional Fund shares. Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record and paid the following January are taxable as if received on December 31.

In addition to the federal income tax, certain individuals, trusts and estates may be subject to a net investment income (“NII”) tax of 3.8%. The NII tax is imposed on the lesser of: (i) a taxpayer’s investment income, net of deductions properly allocable to such income; or (ii) the amount by which such taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately). The Fund’s distributions are includable in a shareholder’s investment income for purposes of this NII tax. In addition, any capital gain realized by a shareholder upon a sale or
24

redemption of Fund shares is includable in such shareholder’s investment income for purposes of this NII tax.

Shareholders who sell or redeem shares generally will have a capital gain or loss from the sale or redemption. The amount of the gain or loss and the applicable rate of federal income tax will depend generally upon the amount paid for the shares, the amount received from the sale or redemption (including in-kind redemptions) and how long the shares were held by a shareholder. Gain or loss realized upon a sale or redemption of Fund shares will generally be treated as a long-term capital gain or loss if the shares have been held for more than one year and, if held for one year or less, as a short-term capital gain or loss. Any loss arising from the sale or redemption of shares held for six months or less, however, is treated as a long-term capital loss to the extent of any distributions of net capital gain received or deemed to be received with respect to such shares. In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted. If you purchase the Fund’s shares (through reinvestment of distributions or otherwise) within 30 days before or after selling or redeeming the Fund’s shares at a loss, all or part of that loss will not be deductible and will instead increase the basis of the new shares.

The Fund is required to report to certain shareholders and the Internal Revenue Service (“IRS”) the cost basis of Fund shares acquired on or after January 1, 2012 when those shareholders subsequently sell or redeem those shares. The Fund will determine the cost basis of such shares using the average cost method unless you elect in writing any alternate IRS-approved cost basis method. Please see the SAI for more information regarding cost basis reporting.

The federal income tax status of all distributions made by the Fund for the preceding year will be annually reported to shareholders. Distributions made by the Fund may also be subject to state and local taxes. Additional tax information may be found in the SAI.

This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you. There may be other federal, state, foreign or local tax considerations applicable to a particular investor. You are urged to consult your own tax adviser.

Derivative Actions
Pursuant to the Trust’s Amended and Restated Declaration of Trust (the “Declaration of Trust”), and subject to the limitations disclosed in the Declaration of Trust, a Fund shareholder may only bring a derivative action if (i) the shareholder or shareholders make a pre-suit demand upon the Board of Trustees to bring the subject action unless an effort to cause the Board of Trustees to bring such an action is not likely to succeed (as defined in the Declaration of Trust); (ii) shareholders eligible to bring such derivative action under the Delaware Statutory Trust Act who hold at least 10% of the outstanding voting securities of the Trust, or 10% of the outstanding voting securities of the series or class to which such action relates, shall join in the request for the Board of Trustees to commence such action; and (iii) the Board of Trustees is afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Board of Trustees shall be entitled to retain counsel or other advisors in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such advisors in the event that the Trustees determine not to bring such action. The provision requiring at least 10% of the outstanding voting securities of the Trust, applicable series or class to join in the request to bring the derivative action and the provision requiring an undertaking by the requesting shareholders to reimburse the Trust for the expense of any advisors retained by the Board of Trustees in the event that the Trustees determine not to bring such action, do not apply to claims brought under federal securities laws.

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Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five fiscal years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that you would have earned or lost on an investment in the Fund (assuming you reinvested all distributions). This information has been derived from the Fund’s financial statements and financial highlights, which have been audited by Cohen & Company, Ltd., the independent registered public accounting firm of the Fund, whose report, along with the Fund’s financial statements, are included in the Fund’s Annual Report to Shareholders, which is available free of charge upon request.

	Years Ended May 31,
	2023	2022	2021	2020	2019
NET ASSET VALUE
Beginning of year	$25.00	$30.29	$24.34	$20.81	$20.30

OPERATIONS
Net investment income (loss)(1)	(0.03)	(0.11)	(0.10)	(0.05)	(0.02)
Net realized and unrealized gains (losses) on securities	0.72	(1.49)	7.99	4.15	1.17
Total from investment operations	0.69	(1.60)	7.89	4.10	1.15

LESS DISTRIBUTIONS
Distributions from net realized gains on investments	(4.19)	(3.69)	(1.94)	(0.57)	(0.64)
Total distributions paid	(4.19)	(3.69)	(1.94)	(0.57)	(0.64)

NET ASSET VALUE
End of year	$21.50	$25.00	$30.29	$24.34	$20.81

Total return	5.09%	-7.25%	32.96%	19.82%	6.17%
Net assets at end of year (000s omitted)	$24,195	$25,364	$34,844	$30,565	$26,179

RATIO OF EXPENSES TO AVERAGE NET ASSETS
Before expense reimbursement	2.15%	1.76%	1.78%	1.81%	1.81%
After expense reimbursement	1.17%	1.13%	1.24%(2)	1.25%	1.25%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS
Before expense reimbursement	(1.12)%	(0.99)%	(0.89)%	(0.77)%	(0.64)%
After expense reimbursement	(0.14)%	(0.36)%	(0.35)%	(0.21)%	(0.08)%
Portfolio turnover rate	4%	5%	6%	20%	16%
(1)    Net investment income (loss) per share represents net investment income (loss) divided by the daily average shares of beneficial interest outstanding throughout each year.
(2)    Effective April 30, 2021, the expense cap was decreased from 1.25% to 1.00%, excluding 12b-1 fees.
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PRIVACY NOTICE

The Fund collects non-public personal information about you from the following sources:

•information the Fund receives about you on applications or other forms;
•information you give the Fund orally; and/or
•information about your transactions with the Fund or others.

The types of non-public personal information we collect and share can include:

•social security numbers;
•account balances;
•account transactions;
•transaction history;
•wire transfer instructions; and
•checking account information.

What Information We Disclose
The Fund does not disclose any non-public personal information about its shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. The Fund may share information with affiliated parties and unaffiliated third parties with whom it has contracts for servicing the Fund. The Fund will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.

How We Protect Your Information
All shareholder records will be disposed of in accordance with applicable law. The Fund maintains physical, electronic and procedural safeguards to protect your non-public personal information and requires third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

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Investment Adviser
Barrett Asset Management, LLC
90 Park Avenue
New York, New York 10016

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, Wisconsin 53202

Legal Counsel
Godfrey & Kahn, S.C.
833 East Michigan Street, Suite 1800
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank National Association
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Distributor
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202

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Barrett Growth Fund
a series of Trust for Professional Managers

FOR MORE INFORMATION

You can find more information about the Fund in the following documents:

Statement of Additional Information
The Fund’s SAI provides additional details about the investments and techniques of the Fund and certain other additional information. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the Fund’s SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

Annual and Semi-Annual Reports
The Fund’s annual and semi-annual reports provide the most recent financial reports and portfolio holdings. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the Fund’s last fiscal year.

You can obtain a free copy of these documents, request other information, or make general inquiries about the Fund by calling the Fund (toll-free) at 877-363-6333, by visiting the Fund’s website at www.barrettasset.com, or by writing to:

Barrett Growth Fund
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201-0701

Shareholder reports and other information about the Fund are also available:

•free of charge from the SEC’s EDGAR database on the SEC’s Internet website at http://www.sec.gov; or
•for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(The Trust’s SEC Investment Company Act file number is 811‑10401)

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Statement of Additional Information

September 28, 2023

BARRETT GROWTH FUND
Ticker Symbol: BGRWX

This Statement of Additional Information (“SAI”) provides general information about the Barrett Growth Fund (the “Fund”), a series of Trust for Professional Managers (the “Trust”). This SAI is not a prospectus and should be read in conjunction with the Fund’s current prospectus dated September 28, 2023 (the “Prospectus”), as supplemented and amended from time to time, which is incorporated herein by reference. The Fund’s audited financial statements for the fiscal year ended May 31, 2023 are incorporated herein by reference from the Fund’s 2023 Annual Report to Shareholders. To obtain a copy of the Prospectus or Annual Report free of charge, please write or call the Fund at the address or toll-free telephone number below, or visit the Fund’s website at www.barrettasset.com.

Barrett Growth Fund
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
877-363-6333

‑‑‑‑‑‑‑‑‑‑‑‑‑‑‑‑‑‑‑‑‑‑‑‑‑‑‑‑‑‑‑‑‑
TABLE OF CONTENTS
‑‑‑‑‑‑‑‑‑‑‑‑‑‑‑‑‑‑‑‑‑‑‑‑‑‑‑‑‑‑‑‑‑

THE TRUST	1
INVESTMENT POLICIES, STRATEGIES AND RISKS	1
INVESTMENT RESTRICTIONS	17
MANAGEMENT OF THE FUND	18
BOARD OF TRUSTEES	18
TRUSTEES AND OFFICERS	18
ROLE OF THE BOARD	21
BOARD LEADERSHIP STRUCTURE	22
BOARD OVERSIGHT OF RISK MANAGEMENT	22
TRUSTEE QUALIFICATIONS	23
TRUSTEE OWNERSHIP OF FUND SHARES	24
BOARD COMMITTEES	24
TRUSTEE COMPENSATION	25
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS	25
INVESTMENT ADVISER	26
PORTFOLIO MANAGERS	27
SERVICE PROVIDERS	29
FUND ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT	29
CUSTODIAN	29
LEGAL COUNSEL	30
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	30
DISTRIBUTION AND SERVICING OF FUND SHARES	30
DISTRIBUTION PLAN	30
PORTFOLIO TRANSACTIONS AND BROKERAGE	32
PORTFOLIO TURNOVER	33
CODE OF ETHICS	34
PROXY VOTING PROCEDURES	34
ANTI-MONEY LAUNDERING COMPLIANCE PROGRAM	35
PORTFOLIO HOLDINGS INFORMATION	35
DETERMINATION OF NET ASSET VALUE	37
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	38
HOW TO PURCHASE SHARES	38
HOW TO REDEEM SHARES AND DELIVERY OF REDEMPTION PROCEEDS	38
TELEPHONE REDEMPTIONS	39
REDEMPTION IN KIND	39
FEDERAL INCOME TAX MATTERS	39
DISTRIBUTIONS	42
COST BASIS REPORTING	43
FINANCIAL STATEMENTS	43

The Trust
The Trust is a Delaware statutory trust organized on May 29, 2001, and is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company. The Fund is one series of the Trust. The Fund is a diversified series of the Trust and has its own investment objective and policies. Shares of other series of the Trust are offered in separate prospectuses and SAIs. The Trust may register additional series and offer shares of a new fund under the Trust at any time.

The Trust is authorized to issue an unlimited number of interests (or shares). Interests in the Fund are represented by shares of beneficial interest each with a par value of $0.001. Each share of the Trust has equal voting rights and liquidation rights, and is voted in the aggregate and not by the series except in matters where a separate vote is required by the Investment Company Act of 1940, as amended (the “1940 Act”), or when the matters affect only the interests of a particular series. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Trust does not normally hold annual meetings of shareholders. The Trust’s Board of Trustees (the “Board” or the “Board of Trustees”) shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any trustee when requested to do so in writing by shareholders holding 10% or more of the Trust’s outstanding shares.

Each share of the Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund and is entitled to such distributions out of the income belonging to the Fund as are declared by the Board of Trustees. The Board of Trustees has the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interests in the assets belonging to that series and the rights of shares of any other series are in no way affected. Additionally, in case of any liquidation of a series, the shareholders of the series being liquidated are entitled to receive a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by, or under the direction of, the Board of Trustees on the basis of relative net assets, the number of shareholders or another equitable method. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

The assets of the Fund received for the issue or sale of its shares, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, shall constitute the underlying assets of the Fund. In the event of the dissolution or liquidation of the Fund, the shareholders of the Fund are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

Barrett Asset Management, LLC (the “Adviser”) serves as the investment adviser to the Fund. The Fund is the successor to the Barrett Growth Fund, a series of The Barrett Funds (the “Predecessor Fund”), pursuant to a reorganization that took place on March 30, 2010. The Predecessor Fund had substantially the same investment objectives, strategies and policies as the Fund. The Predecessor Fund also had the same investment adviser and portfolio managers as the Fund. The Predecessor Fund commenced operations on December 29, 1998.

Investment Policies, Strategies and Risks

Investment Objective
The investment objective of the Fund is long-term capital appreciation and the maximization of after-tax returns.

There is no assurance that the Fund will achieve its investment objective. The following discussion supplements the description of the Fund’s investment objective and principal investment strategies set forth in the Prospectus. Except for the fundamental investment restrictions listed below (see “Investment Restrictions”), the Fund’s investment strategies and policies are not fundamental and may be changed by action of the Board of Trustees, without shareholder approval. While the Fund is permitted to hold securities and engage in various strategies as described hereafter, it is not obligated to do so. The Fund’s investment objective and strategies may be changed without the approval of the Fund’s shareholders upon Board approval and 60 days’ written notice to shareholders.

Diversification
The Fund is diversified. Under applicable federal laws, to qualify as a diversified fund, the Fund, with respect to at least 75% of its total assets, may not invest more than 5% of its assets in any one issuer and may not hold more than 10% of the securities of one issuer. The remaining 25% of the Fund’s total assets does not need to be “diversified” and may be invested in the securities of a single issuer, subject to other applicable laws. The diversification of the Fund’s holdings is measured at the time the Fund purchases a security. However, if the Fund purchases a security and holds it for a period of time, the security may become a larger percentage of the Fund’s total assets due to movements in the financial markets. If the market affects several securities held by the Fund, the Fund may have a greater percentage of its assets invested in securities of fewer issuers.

Whenever an investment policy or investment restriction states a maximum percentage of the Fund’s assets that may be invested in any security, or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition or sale of such security or other asset. Accordingly, except with respect to borrowing and illiquid investments, any subsequent change in values, net assets or other circumstances will not be considered when determining whether an investment complies with the Fund’s investment policies and investment restrictions set forth herein or in the Prospectus. In addition, if a bankruptcy or other extraordinary event occurs concerning a particular investment by the Fund, the Fund may receive stock, real estate or other investments that the Fund would not, or could not, buy. If this happens, the Fund will sell such investments as soon as practicable while trying to maximize the return to its shareholders. Please note, however, that the guidance referenced in the first two sentences of this paragraph does not apply to the Fund’s investments in illiquid investments or the Fund’s borrowing of money.

General Market Risks
Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issues in a different country or region. In some cases, the stock prices of individual companies have been negatively impacted even though there may be little or no apparent degradation in the financial condition or prospects of those companies. As a result of this volatility, many of the following risks associated with an investment in the Fund may be increased. Continuing market problems may have adverse effects on the Fund.

Equity Securities
An equity security (such as a stock, partnership interest or other beneficial interest in an issuer) represents a proportionate share of the ownership of a company. Its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets and general market conditions. Common stocks and preferred stocks are examples of equity securities. Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets. Some preferred stocks may be convertible into common stock. Convertible securities are securities (such as debt securities or preferred stock) that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. More information regarding common stock, preferred stock and convertible securities appears below.

The risks of investing in companies in general include business failure and reliance on erroneous reports. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors. Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion. Mid-cap companies may pose additional risks, including liquidity risk because these companies tend to have limited product lines, markets and financial resources, and may depend on a relatively small management group.

Common Stock. Common stocks represent a proportionate share of the ownership of a company and their value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions. In addition to the general risks set forth above, investments in common stocks are subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. It is possible that all assets of that company will be exhausted before any payments are made to the Fund.

Preferred Stock. Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets. Preferred stock has a blend of the characteristics of bonds and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of bonds and, unlike common stock, its participation in the issuer’s growth may be limited. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

Convertible Securities. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock or other equity security at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for a variety of investment strategies. The Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of the Adviser, the investment characteristics of the underlying common stock or other equity security will assist the Fund in achieving its investment objective. The Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the Adviser evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Adviser considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer’s profits, and the issuer’s management capability and practices. Convertible securities are senior to common stock in an issuer’s capital structure, but are subordinated to any senior debt securities. Consequently, the issuer’s convertible securities generally may be viewed as having more risk than its senior debt securities but less risk than its common stock.

Warrants and Rights. The Fund may invest in warrants. However, not more than 10% of the Fund’s total assets (at the time of purchase) will be invested in warrants other than warrants acquired in units or attached to other securities. Warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security that may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities. Rights represent a preemptive right to purchase additional shares of stock at the time of new issuance, before stock is offered to the general public, so that the stockholder can retain the same ownership percentage after the offering.

When-Issued Securities, Delayed Delivery and Forward Commitments
When-issued securities transactions involve a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date, and permit the Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates or market action. No income accrues to the purchaser of a security on a when-issued basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a when-issued basis can involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery. The Fund will only make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. The Fund will establish in a segregated account, or earmark as segregated on the books of the Fund or the Fund’s custodian, an amount of liquid assets equal to 102% of the amount of its commitment to purchase securities on a when-issued basis. These assets will be marked-to-market daily, and the Fund will increase the aggregate value of the assets, as necessary, to ensure that the assets are at least equal to 102% of the amount of the Fund’s commitments.

Other Investment Companies
Section 12(d)(1) of the 1940 Act precludes the Fund from acquiring: (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund. The Fund may from time to time rely on Section 12(d)(1)(F) of the 1940 Act with respect to its investments in other investment companies, including exchange-traded funds (“ETFs”) and money market funds. Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d) shall not apply to securities purchased or otherwise acquired by the Fund if: (i) immediately after such purchase or acquisition not more than 3% of the total outstanding shares of such investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not offered or sold, and is not proposing to offer or sell its shares through a principal underwriter or otherwise at a public or offering price that includes a sales load of more than 1 1/2%. The Fund’s investments in money market funds may be used for cash management purposes and to maintain liquidity in order to satisfy redemption requests or pay unanticipated expenses.

The Fund may also rely on Rule 12d1-4 of the 1940 Act, which provides an exemption from Section 12(d)(1) that allows the Fund to invest all of its assets in other registered funds, including ETFs, if the Fund satisfies certain conditions specified in the Rule, including, among other conditions, that the Fund and its advisory group will not control (individually or in the aggregate) an acquired fund (e.g., hold more than 25% of the outstanding voting securities of an acquired fund that is a registered open-end management investment company).

When the Fund invests in other investment companies, including ETFs, it will bear additional expenses based on its pro rata share of the other investment company’s operating expenses, including the potential duplication of management fees. The risk of owning another investment company generally reflects the risks of owning the underlying investments the other investment company holds. The Fund also will incur brokerage costs when it purchases and sells investment company shares. ETFs may trade at a discount or premium to NAV. There can be no assurance that an active trading market for an ETF’s shares will exist. There are greater risks involved in investing in securities with limited market liquidity.

Real Estate Investment Trusts
The Fund may invest in real estate investment trusts (“REITS”). Equity REITs invest primarily in real property and earn rental income from leasing those properties. They also may realize gains or losses from the sale of properties. Equity REITs generally exercise some degree of control over the operational aspects of their real estate investments, lease terms and property maintenance and repair. Mortgage REITs invest primarily in mortgages and similar real estate interests and receive interest payments from the owners of the mortgaged properties and are paid interest by the owners of the financed properties. Hybrid REITs invest both in real property and in mortgages.

A REIT generally is not taxed on income distributed to its shareholders if it complies with certain federal income tax requirements relating primarily to its organization, ownership, assets and income and, further, if it distributes substantially all of its taxable income to shareholders each year. Consequently, REITs tend to focus on income-producing real estate investments.

The Fund’s investments in REITs may be adversely affected by deteriorations of the real estate rental market, in the case of REITs that primarily own real estate, or by deteriorations in the creditworthiness of property owners and changes in interest rates in the case of REITs that primarily hold mortgages. REITs also are dependent upon specialized management skills, may not be diversified in their holdings and are subject to the risks of financing projects. REITs also may be subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. Under certain circumstances, an entity may fail to qualify for the special tax treatment available to REITs, which would subject the entity to federal income taxes and adversely affect the value of its securities.

Foreign Investments and Currencies
The Fund will generally invest in securities of foreign issuers that are traded on a U.S. Stock Exchange. The Fund may also invest in American Depositary Receipts (“ADRs”). In considering whether to invest in the securities of a foreign company, the Adviser considers such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the U.S. and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the company is located. The extent to which the Fund will be invested in foreign companies and countries and depositary receipts will fluctuate from time to time within the limitations described in the Prospectus, depending on the Adviser’s assessment of prevailing market, economic and other conditions. Investments in ADRs and foreign securities involve certain inherent risks, including the following:

American Depositary Receipts. The Fund may make foreign investments through the purchase and sale of sponsored or unsponsored ADRs. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. The Fund may purchase ADRs regardless of whether they are “sponsored” or “unsponsored.” “Sponsored” ADRs are issued jointly by the issuer of the underlying security and a depository, whereas “unsponsored” ADRs are issued without participation of the issuer of the deposited security. Holders of unsponsored ADRs generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Therefore, there may not be a correlation between information concerning the issuer of the security and the market value of an unsponsored ADR. ADRs may result in a withholding tax by the foreign country of source which will have the effect of reducing the income distributable to shareholders.

Risks of Investing in Foreign Securities. Investments in foreign securities involve certain inherent risks, including the following:

Political and Economic Factors. Individual foreign economies of certain countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

There is still market uncertainty regarding the potential consequences of “Brexit” (the United Kingdom’s (UK) withdrawal from the European Union (EU)) including Brexit’s long-term ramifications. The range of possible political, regulatory, economic and market outcomes are difficult to predict. The uncertainty surrounding the UK’s economy may cause disruption in securities markets, including increased volatility and illiquidity, as well as currency fluctuations in the British pound’s exchange rate against the U.S. dollar.

The Russian invasion of Ukraine has resulted in an ongoing military conflict and economic sanctions against certain Russian individuals and companies; this conflict may expand and military attacks could occur elsewhere in Europe. This conflict could also drive a rise in traditional and cyber terrorism in Europe and other parts of the world. Further, sanctions against Russian individuals and companies could adversely affect the price and availability of certain commodities.

Currency Fluctuations. The Fund may invest in securities denominated in foreign currencies. Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund’s assets denominated in that currency. Such changes will also affect the Fund’s income. The value of the Fund’s foreign securities may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time.

Market Characteristics. The Adviser expects that many foreign securities in which the Fund invests will be purchased in over-the-counter (“OTC”) markets or on exchanges located in the countries in which the principal offices of the issuers of the various securities are located, if that is the best available market. Foreign exchanges and markets may be more volatile than those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets, and the Fund’s foreign securities may be less liquid and more volatile than U.S. securities. Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets, and may include delays beyond periods customary in the United States. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment or securities, may expose the Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer.

Legal and Regulatory Matters. Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, and less financial information available from issuers, than is available in the United States. Additionally, issuers of foreign securities may not be required to provide operational or financial information that is as timely or reliable as those required for issuers of U.S. securities.

Taxes. The interest and dividends payable on certain of the Fund’s foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to Fund shareholders.

Costs. To the extent that the Fund invests in foreign securities, its expense ratio is likely to be higher than those of investment companies investing only in domestic securities, since the cost of maintaining the custody of foreign securities is higher.

Emerging Markets. Some of the companies in which the Fund may invest may be located in developing or emerging markets, which entail additional risks, including: less social, political and economic stability; smaller securities markets and lower trading volume, which may result in less liquidity and greater price volatility; national policies that may restrict the Fund’s investment opportunities, including restrictions on investments in issuers or industries, or expropriation or confiscation of assets or property; and less developed legal structures governing private or foreign investment.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments may be more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation or unfavorable diplomatic developments. Some emerging countries have pervasive corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. National policies that may limit the Fund’s investment opportunities include restrictions on investment in issuers or industries deemed sensitive to national interests.

Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other laws or restrictions applicable to investments differ from those found in more developed markets. Sometimes, they may lack, or be in the relatively early development of, legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some emerging market countries may impose different capital gains taxes on foreign investors.

Practices in relation to settlement of securities transactions in emerging market countries involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, and/or undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. The Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation. In addition, communications between parties in the U.S. and parties in emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

U.S. Government Obligations
The Fund may invest directly or indirectly through other investment companies, in various types of U.S. Government obligations. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. U.S. Treasury obligations differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis. U.S. Government obligations also include securities issued or guaranteed by federal agencies or instrumentalities, including government-sponsored enterprises.

Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. See “Agency Obligations” below.

In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Agency Obligations
The Fund may make short-term investments in agency obligations, such as the Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), and the Student Loan Marketing Association. Some, such as those of the Export-Import Bank of United States, are supported only by the right of the issuer to borrow from the Treasury. Others, such as those of the FNMA and FHLMC, are supported by only the discretionary authority of the U.S. government to purchase the agency’s obligations. Still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities (including government sponsored enterprises) where it is not obligated by law to do so. As a result, there is a risk that these entities will default on a financial obligation. For instance, in September 2008, at the direction of the U.S. Treasury, FNMA and FHLMC were placed into conservatorship under the Federal Housing Finance Agency, an independent regulator. The U.S. Government also took steps to provide additional financial support to FNMA and FHLMC. Although the conservatorship remains ongoing, if the conservatorship is terminated, the investments of holders of obligations issued by FNMA and FHLMC will no longer have the protection of the U.S. Treasury.

Securities Lending
The Fund may lend securities from its portfolio to brokers, dealers and financial institutions (but not individuals) in order to increase the return on its portfolio. The value of the loaned securities may not exceed one-third of the Fund’s total net assets and loans of portfolio securities are fully collateralized based on values that are marked-to-market daily. The Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year. The principal risk of portfolio lending is potential default or insolvency of the borrower. In either of these cases, the Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. The Fund may pay reasonable administrative and custodial fees in connection with loans of portfolio securities and may pay a portion of the interest or fee earned thereon to the borrower or a placing broker.

In determining whether or not to lend a security to a particular broker, dealer or financial institution, the Adviser considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, dealer or financial institution. Any loans of portfolio securities are fully collateralized based on values that are marked-to-market daily. Any securities that the Fund may receive as collateral will not become part of the Fund’s investment portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, however, any payments of accrued dividends will not constitute qualified dividend income and will be taxable as ordinary income. For loaned securities, the Fund may invest the cash collateral and earn income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral. The Fund will be responsible for the risks associated with the investment of the cash collateral, including the risk that the Fund may lose money on the investment or may fail to earn sufficient income to meets its obligations to the borrower. While the Fund does not have the right to vote securities on loan, it would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

The Fund did not engage in any securities lending activities during the fiscal year ended May 31, 2023.

Repurchase Agreements
The Fund may enter into repurchase agreements. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the security itself. Such repurchase agreements will be made only with banks with assets of $500 million or more that are insured by the Federal Deposit Insurance Corporation or with Government securities dealers recognized by the Federal Reserve Board and registered as broker‑dealers with the SEC or exempt from such registration. The Fund will generally enter into repurchase agreements of short durations, from overnight to one week, although the underlying securities generally have longer maturities. The Fund may not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 15% of the value of the Fund’s net assets would be invested in illiquid investments including such repurchase agreements.

For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from the Fund to the seller of the U.S. Government security that is subject to the repurchase agreement. It is not clear whether a court would consider the U.S. Government security acquired by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the U.S. Government security before its repurchase under a repurchase agreement, the Fund could encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or a decline in price of the U.S. Government security. If a court characterizes the transaction as a loan and the Fund has not perfected a security interest in the U.S. Government security, the Fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for the Fund, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the other party, in this case the seller of the U.S. Government security.

Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, the Fund will always receive as collateral for any repurchase agreement to which it is a party securities acceptable to the Adviser, the market value of which is equal to at least 100% of the amount invested by the Fund plus accrued interest, and the Fund will make payment against such securities only upon physical delivery or evidence of book entry transfer to the account of its custodian. If the market value of the U.S. Government security subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the U.S. Government security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund could be unsuccessful in seeking to enforce on the seller a contractual obligation to deliver additional securities.

Reverse Repurchase Agreements
The Fund may borrow by entering into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed to price. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing liquid high-grade securities, marked-to-market daily, having a value not less than the repurchase price (including accrued interest). Reverse repurchase agreements involve the risk that the market value of securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obliged to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities. During that time, the Fund’s use of the proceeds of the reverse repurchase agreement effectively may be restricted. Reverse repurchase agreements create leverage, a speculative factor, and are considered borrowings for the purpose of the Fund’s limitation on borrowing.

Borrowing
The Fund may borrow funds to meet redemptions or for other emergency purposes. Such borrowings may be on a secured or unsecured basis at fixed or variable rates of interest. The 1940 Act requires the Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings. If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, the Fund may be required to dispose of some of its portfolio holdings within three days in order to reduce the Fund’s debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to dispose of assets at that time.

The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit. Either of these requirements would increase the cost of borrowing over the stated interest rate.

Options, Futures and Other Strategies

General. The Fund may use certain options (both traded on an exchange and OTC), futures contracts (sometimes referred to as “futures”) and options on futures contracts (collectively, “Financial Instruments”) as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of the Fund’s position, to create a synthetic money market position, for certain tax-related purposes and to effect closing transactions.

The Fund’s use of Financial Instruments is subject to applicable regulations of the SEC (including Rule 18f-4 under the 1940 Act), the several exchanges upon which they are traded and the Commodity Futures Trading Commission (the “CFTC”). In addition, the Fund’s ability to use Financial Instruments will be limited by tax considerations (see “Federal Income Tax Matters”). The regulation of derivatives markets in the United States is a rapidly changing area of law and is subject to modification by government and judicial action. New laws and regulations may negatively impact the Fund by increasing transaction or regulatory compliance costs, limiting the availability of certain derivatives, or otherwise adversely affecting the value or performance of derivatives.

In addition to the instruments, strategies and risks described below and in the Prospectus, the Adviser may discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as the Adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. The Adviser may utilize these opportunities to the extent that they are consistent with the Fund’s investment objective and permitted by the Fund’s investment limitations and applicable regulatory authorities. The Prospectus or this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

Special Risks. The use of Financial Instruments involves special considerations and risks, certain of which are described below. Risks pertaining to particular Financial Instruments are described in the sections that follow.

(1)Successful use of most Financial Instruments depends upon the Adviser’s ability to predict movements of the overall securities markets, which requires different skills than predicting changes in the prices of individual securities. The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to distortion. Due to the possibility of distortion, a correct forecast of stock market trends by the Adviser may still not result in a successful transaction. The Adviser may be incorrect in its expectations as to the extent of market movements or the time span within which the movements take place, which, thus, may result in the strategy being unsuccessful.

(2)Options and futures prices can diverge from the prices of their underlying instruments. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options, futures and securities are traded and from the imposition of daily price fluctuation limits or trading halts.

(3)As described below, the Fund might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (e.g., Financial Instruments other than purchased options). If the Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Fund’s ability to sell a portfolio security or make an investment when it would otherwise be favorable to do so or require that the Fund sell a portfolio security at a disadvantageous time. The Fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counter-party”) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

(4)Losses may arise due to unanticipated market price movements, lack of a liquid secondary market for any particular instrument at a particular time or due to losses from premiums paid by the Fund on options transactions.

(5)Certain of the Fund’s transactions involving futures, options, hedged investments and other similar transactions may be subject to special tax rules that may affect the timing, amount and character of distributions to you.

Cover. Transactions using Financial Instruments, other than purchased options, expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities or other options or futures contracts or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian, U.S. Bank National Association (the “Custodian”), in the prescribed amount as determined daily.

Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund’s assets to cover accounts could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Options. The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment and general market conditions. Options that expire unexercised have no value. Options currently are traded on the Chicago Board Options Exchange, the NYSE Amex and other exchanges, as well as the OTC markets.

By buying a call option on a security, the Fund has the right, in return for the premium paid, to buy the security underlying the option at the exercise price. By writing (selling) a call option and receiving a premium, the Fund becomes obligated during the term of the option to deliver securities underlying the option at the exercise price if the option is exercised. By buying a put option, the Fund has the right, in return for the premium, to sell the security underlying the option at the exercise price. By writing a put option, the Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price.

Because options premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option. This is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option. This is known as a closing sale transaction. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

Risks of Options on Securities. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its counter-party (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases an OTC option, it relies on the counter-party from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counter-party to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

The Fund’s ability to establish and close out positions in exchange-traded options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counter-party or by a transaction in the secondary market if any such market exists. There can be no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counter-party, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options on Indices. An index fluctuates with changes in the market values of the securities included in the index. Options on indices give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than (in the case of a call) or less than (in the case of put) the exercise price of the option. Some stock index options are based on a broad market index such as the S&P 500® Index, the NYSE Composite Index or the NYSE Arca Index or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index.

Each of the exchanges has established limitations governing the maximum number of call or put options on the same index that may be bought or written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by the Adviser are combined for purposes of these limits. Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions. These position limits may restrict the number of listed options that the Fund may buy or sell.

Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When the Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total value for each point of such difference. When the Fund buys a call on an index, it pays a premium and has the same rights to such call as are indicated above. When the

Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund’s exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When the Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price.

Risks of Options on Indices. If the Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Futures Contracts and Options on Futures Contracts. A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified security on the expiration date of the contract. An index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying securities in the index is made.

When the Fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time during the term of the option. If the Fund writes a call, it assumes a short futures position. If it writes a put, it assumes a long futures position. When the Fund purchases an option on a futures contract, it acquires the right in return for the premium it pays to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

Whether the Fund realizes a gain or loss from futures activities depends upon movements in the underlying security or index. The extent of the Fund’s loss from an unhedged short position in futures contracts or from writing unhedged call options on futures contracts is potentially unlimited. The Fund only purchases and sells futures contracts and options on futures contracts that are traded on a U.S. exchange or board of trade.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Fund is required to deposit “initial margin” in an amount generally equal to 10% or less of the contract value. Margin also must be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures commission merchant daily as the value of the futures position varies, a process known as “marking-to-market.” Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund’s obligations to or from a futures commission merchant. When the Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions in options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures and options on futures contracts may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price. Once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain cash or liquid assets in an account.

Risks of Futures Contracts and Options Thereon. The ordinary spreads between prices in the cash and futures markets (including the options on futures markets), due to differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationships between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

Combined Positions. The Fund may purchase and write options in combination with each other. For example, the Fund may purchase a put option and write a call option on the same underlying instrument in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Illiquid Investments
In accordance with Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act, the Fund may invest up to 15% of its net assets in “illiquid investments” that are assets. For these purposes, “illiquid investments” are investments that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

Each portfolio investment must be classified at least monthly into one of four liquidity categories (highly liquid, moderately liquid, less liquid and illiquid), which are defined pursuant to the Liquidity Rule. Such classification is to be made using information obtained after reasonable inquiry and taking into account relevant market, trading and investment-specific considerations. Moreover, in making such classification determinations, the Fund determines whether trading varying portions of a position in a particular portfolio investment or asset class, in sizes that the Fund would reasonably anticipate trading, is reasonably expected to significantly affect its liquidity, and if so, the Fund takes this determination into account when classifying the liquidity of that investment. The Fund may be assisted in classification determinations by one or more third-party service providers. Assets classified according to this process as “illiquid investments” are those subject to the 15% limit on illiquid investments.

Private Placements and Restricted Securities
The Fund may invest in restricted securities (securities with limited transferability under the securities laws) acquired from the issuer in “private placement” transactions. Private placement securities are not registered under the Securities Act, and are subject to restrictions on resale. They are eligible for sale only to certain qualified institutional buyers, like the Fund, and are not sold on a trading market or exchange. While private placement securities offer attractive investment opportunities otherwise not available on an open market, because such securities are available to few buyers, they are often both difficult to sell and to value. Certain of the Fund’s investments may be placed in smaller, less seasoned, issuers that present a greater risk due to limited product lines and/or financial resources. The issuer of privately placed securities may not be subject to the disclosure and other investor protection requirements of a public trade. Additionally, the Fund could obtain material non-public information from the issuer of such securities that would restrict the Fund’s ability to conduct portfolio transactions.

Privately placed securities can usually only be resold to other qualified institutional buyers, or in a private transaction, or to a limited number of purchasers, or in a limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration. The Fund may incur more cost in the disposition of such securities because of the time and legal expense required to negotiate a private placement. Because of the limited market, the Fund may find it difficult to sell the securities when it finds it advisable to do so and, to the extent such securities are sold in private negotiations, they may be sold for less than the price for which they were purchased or than their fair market value.

Privately placed securities cannot be resold to the public unless they have been registered under the Securities Act or pursuant to an exemption, such as Rule 144A. Such securities are commonly known as “144A securities” and may only be resold under certain circumstances to other institutional buyers. 144A securities frequently trade in an active secondary market. As a result of the resale restrictions on 144A securities, there is a greater risk that they will become illiquid than securities registered with the SEC.

Although securities which may be resold only to “qualified institutional buyers” in accordance with the provisions of Rule 144A under the Securities Act are technically considered “restricted securities,” the Fund may purchase Rule 144A securities without regard to the limitation on investments in illiquid investments described above in the “Illiquid Investments” section, provided that a determination is made that such securities are not determined to be illiquid under the liquidity risk management programs of the Trust and the Adviser applicable to the Fund. The Fund may also purchase certain commercial paper issued in reliance on the exemption from registration in Section 4(a)(2) of the Securities Act (“4(a)(2) Paper”). The Adviser will determine the liquidity of Rule 144A securities and 4(a)(2) Paper under the supervision of the Board of Trustees. The liquidity of Rule 144A securities and 4(a)(2) Paper will be monitored by the Adviser, and if as a result of changed conditions it is determined that a Rule 144A security or 4(a)(2) Paper is no longer liquid, the Fund’s holdings of illiquid investments will be reviewed to determine what, if any, action is required to assure that the Fund does not exceed its applicable percentage limitation for investments in illiquid investments. Please refer to “Illiquid Investments” above for further discussion of regulatory considerations and constraints relating to investment liquidity.

Temporary Strategies, Cash or Similar Investments
For temporary defensive purposes, the Adviser may invest up to 100% of the Fund’s total assets in high-quality, short-term debt securities and money market instruments. These short-term debt securities and money market instruments include shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements. Taking a temporary defensive position may result in the Fund not achieving its investment objective.

For longer periods of time, the Fund may hold a substantial cash position. If the market advances during periods when the Fund is holding a large cash position, the Fund may not participate to the extent it would have if the Fund had been more fully invested, which may result in the Fund not achieving its investment objective during that period. To the extent that the Fund uses a money market fund for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market fund’s advisory fees and operational expenses.

The Fund may invest in any of the following securities and instruments:

Money Market Mutual Funds. The Fund may invest in money market mutual funds in connection with its management of daily cash positions or as a temporary defensive measure. Generally, money market mutual funds seek to earn income consistent with the preservation of capital and maintenance of liquidity. They primarily invest in high quality money market obligations, including securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, bank obligations and high-grade corporate instruments. These investments generally mature within 397 days from the date of purchase. An investment in a money market mutual fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. The Fund’s investments in money market mutual funds may be used for cash management purposes and to maintain liquidity in order to satisfy redemption requests or pay unanticipated expenses.

Your cost of investing in the Fund will generally be higher than the cost of investing directly in the underlying money market mutual fund shares. You will indirectly bear fees and expenses charged by the underlying money market mutual funds in addition to the Fund’s direct fees and expenses. Furthermore, the use of this strategy could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.

Bank Certificates of Deposit, Bankers’ Acceptances and Time Deposits. The Fund may acquire certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are negotiable certificates issued against monies deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers’ acceptances acquired by the Fund will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.

Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans that may be made and interest rates that may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry.

As a result of federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that the Fund may acquire.

In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under the investment objective and policies stated above and in the Prospectus, the Fund may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Savings Association Obligations. The Fund may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

Commercial Paper, Short-Term Notes and Other Corporate Obligations. The Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Commercial paper and short-term notes will consist of issues rated at the time of purchase “A‑2” or higher by Standard & Poor’s Rating Services (“S&P”), “Prime-1” or “Prime-2” by Moody’s Investor Services, Inc. (“Moody’s”), or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Adviser to be of comparable quality.

Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than supported by commercial paper. While such obligations generally have maturities of ten years or more, the Fund may purchase corporate obligations which have remaining maturities of one year or less from the date of purchase and which are rated “A” or higher by S&P or “A” or higher by Moody’s.

Cybersecurity
With the increasing use of the Internet and technology in connection with the Fund’s operations, the Fund is susceptible to greater operational and information security risks through breaches in cybersecurity. Cybersecurity breaches include, without limitation, infection by computer viruses and unauthorized access to the Fund’s systems through “hacking” or other means for the purpose of misappropriating assets or sensitive information, corrupting data, or causing operations to be disrupted. Cybersecurity breaches may also occur in a manner that does not require gaining unauthorized access, such as denial-of-service attacks or situations where authorized individuals intentionally or unintentionally release confidential information stored on the Fund’s systems. A cybersecurity breach may cause disruptions and impact the Fund’s business operations, which could potentially result in financial losses, inability to determine the Fund’s NAV, violation of applicable law, regulatory penalties and/or fines, compliance and other costs. The Fund and its shareholders could be negatively impacted as a result. In addition, because the Fund works closely with third-party service providers (e.g., custodians), indirect cybersecurity breaches at such third-party service providers may subject Fund shareholders to the same risks associated with direct cybersecurity breaches. Further, indirect cybersecurity breaches at an issuer of securities in which the Fund invests may similarly negatively impact Fund shareholders because of a decrease in the value of these securities. While the Fund has established risk management systems designed to reduce the risks associated with cybersecurity breaches, there can be no assurances that such measures will be successful particularly since the Fund does not control the cybersecurity systems of issuers or third-party service providers.

Investment Restrictions

Fundamental Investment Restrictions
The Trust (on behalf of the Fund) has adopted the following restrictions as fundamental policies, which may not be changed without the affirmative vote of the holders of a “majority of the outstanding voting securities” of the Fund as defined in the 1940 Act. Under the 1940 Act, the vote of the holders of a “majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Fund.

The Fund may not:

1.issue senior securities, borrow money or pledge its assets, except that (i) the Fund may borrow from banks in amounts not exceeding one-third of its total assets (including the amount borrowed); and (ii) this restriction shall not prohibit the Fund from engaging in options transactions or short sales in accordance with its objectives and strategies;

2.underwrite the securities of other issuers (except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities under circumstances where it may be considered to be an underwriter under the Securities Act);

3.purchase or sell real estate or interests in real estate, unless acquired as a result of ownership of securities (although the Fund may purchase and sell securities which are secured by real estate and securities of companies that invest or deal in real estate);

4.purchase or sell commodities or commodities contracts, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving currencies and futures contracts and options thereon or investing in securities or other instruments that are secured by commodities;

5.make loans of money (except for the lending of its portfolio securities and purchases of debt securities consistent with the investment policies of the Fund);

6.with respect to 75% of its total assets, purchase the securities of any one issuer if, immediately after and as a result of such purchase, (a) the value of the Fund’s holdings in the securities of such issuer exceeds 5% of the value of the Fund’s total assets, or (b) the Fund owns 10% or more of the outstanding voting securities of the issuer (with the exception that these restrictions do not apply to the Fund’s investments in the securities of the U.S. Government, or its agencies or instrumentalities, or other investment companies);

7.invest in the securities of any one industry if as a result, 25% or more of the Fund’s total assets would be invested in the securities of such industry, except that the foregoing does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Non-Fundamental Investment Restrictions
The following non-fundamental investment restriction can be changed by the Board of Trustees, but the change will only be effective after prior written notice is given to shareholders of the Fund.

The Fund may not:

1.invest 15% or more of the value of its net assets, computed at the time of investment, in illiquid investments.(1)

(1)The term “illiquid investment” is defined as a security that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security.

Management of the Fund

Board of Trustees
The management and affairs of the Fund are supervised by the Board of Trustees. The Board of Trustees consists of seven individuals. The Trustees are fiduciaries for the Fund’s shareholders and are governed by the laws of the State of Delaware in this regard. The Board of Trustees establishes policies for the operation of the Fund and appoints the officers who conduct the daily business of the Fund.

Trustees and Officers
The Trustees and the officers of the Trust are listed below with their addresses, present positions with the Trust and principal occupations over at least the last five years.

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in the Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Michael D. Akers, Ph.D. 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1955	Trustee	Indefinite Term; Since August 22, 2001	28	Professor Emeritus, Department of Accounting (June 2019-present), Professor, Department of Accounting (2004-2019), Marquette University.	Independent Trustee, USA MUTUALS (an open-end investment company) (2001-2021).
Gary A. Drska 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1956	Trustee	Indefinite Term; Since August 22, 2001	28	Retired; Former Pilot, Frontier/Midwest Airlines, Inc. (airline company) (1986-2021).	Independent Trustee, USA MUTUALS (an open-end investment company) (2001-2021).
Vincent P. Lyles 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1961	Trustee	Indefinite Term; Since April 6, 2022	28	Executive Director, Milwaukee Succeeds (education advocacy organization) (2023-present); System Vice President of Community Relations, Advocate Aurora Health Care (health care provider) (2019-2022); President and Chief Executive Officer, Boys & Girls Club of Greater Milwaukee (2012-2018).
					Independent Director, BMO Funds, Inc. (an open-end investment company) (2017-2022).

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in the Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Erik K. Olstein 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1967	Trustee	Indefinite Term; Since April 6, 2022	28	Retired; President and Chief Operating Officer (2000-2020), Vice President of Sales and Chief Operating Officer (1995-2000), Olstein Capital Management, L.P. (asset management firm); Secretary and Assistant Treasurer, The Olstein Funds (1995-2018).
					Trustee, The Olstein Funds (an open-end investment company) (1995-2018).
Lisa Zúñiga Ramírez 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1969	Trustee	Indefinite Term; Since April 6, 2022	28	Retired; Principal and Senior Portfolio Manager, Segall, Bryant & Hamill, LLC (asset management firm) (2018-2020); Partner and Senior Portfolio Manager, Denver Investments LLC (asset management firm) (2009-2018).
					Director, Peoples Financial Services Corp. (a publicly-traded bank holding company) (2022-present).
Gregory M. Wesley 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1969	Trustee	Indefinite Term; Since April 6, 2022	28	Senior Vice President of Strategic Alliances and Business Development, Medical College of Wisconsin (2016-present).	N/A
Interested Trustee and Officers
John P. Buckel* 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1957	Chairperson, Trustee, President and Principal Executive Officer	Indefinite Term; Chairperson and Trustee (since January 19, 2023); President and Principal Executive Officer (since January 24, 2013)	28	Vice President, U.S. Bancorp Fund Services, LLC (2004-present).	N/A

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in the Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Jennifer A. Lima 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1974	Vice President, Treasurer and Principal Financial and Accounting Officer	Indefinite Term; Since January 24, 2013	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2002-present).	N/A
Deanna B. Marotz 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1965	Chief Compliance Officer, Vice President and Anti-Money Laundering Officer	Indefinite Term; Since October 21, 2021	N/A	Senior Vice President, U.S. Bancorp Fund Services, LLC (2021-present); Chief Compliance Officer, Keeley-Teton Advisors, LLC and Teton Advisors, Inc (2017-2021).	N/A
Jay S. Fitton 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1970	Secretary	Indefinite Term; Since July 22, 2019	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2019-present); Partner, Practus, LLP (2018-2019); Counsel, Drinker Biddle & Reath LLP (2016-2018).	N/A
Kelly A. Strauss 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1987	Assistant Treasurer	Indefinite Term; Since April 23, 2015	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2011-present).	N/A
Laura A. Carroll 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1985	Assistant Treasurer	Indefinite Term; Since August 20, 2018	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2007-present).	N/A
Shannon Coyle 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1990	Assistant Treasurer	Indefinite Term; Since August 26, 2022	N/A	Officer, U.S. Bancorp Fund Services, LLC (2015-present).	N/A
*Mr. Buckel is deemed to be an “interested person” of the Trust as defined by the 1940 Act due to his position and material business relationship with the Trust.

Role of the Board
The Board of Trustees provides oversight of the management and operations of the Trust. Like all funds, the day-to-day responsibility for the management and operation of the Trust is the responsibility of various service providers to the Trust and its individual series, such as the Adviser, Distributor, Custodian, and the Fund’s administrator and transfer agent, each of which are discussed in greater detail in this SAI. The Board approves all significant agreements with the Adviser, Distributor, Custodian, and the Fund’s administrator and transfer agent. The Board has appointed various individuals of certain of these service providers as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s day-to-day operations. In conducting this oversight, the Board receives regular reports from these officers and service providers regarding the Trust’s operations. The Board has appointed a Chief Compliance Officer (“CCO”) who reports directly to the Board and who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters, including an annual compliance review. Some of these reports are provided as part of formal Board meetings, which are generally held five times per year, and at such other times as the Board determines is necessary, and involve the Board’s review of recent Trust operations. From time to time, one or more members of the Board may also meet with Trust officers in less formal settings, between formal Board meetings, to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.

Board Leadership Structure
The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. The Board is composed of six Independent Trustees – Dr. Michael D. Akers, Gary A. Drska, Vincent P. Lyles, Erik K. Olstein, Lisa Zúñiga Ramírez and Gregory M. Wesley – and one Trustee who is an “interested person” (as defined by the 1940 Act) of the Trust (the “Interested Trustee”) – John P. Buckel. Accordingly, more than 85% of the members of the Board are Independent Trustees, Trustees who are not affiliated with the Adviser or its affiliates, or any other investment adviser or service provider to the Trust or any underlying fund. The Board of Trustees has established two standing committees, an Audit Committee and a Nominating Committee, which are discussed in greater detail under “Board Committees” below. Each of the Audit Committee and the Nominating Committee is composed entirely of Independent Trustees. The Independent Trustees have engaged their own independent counsel to advise them on matters relating to their responsibilities in connection with the Trust.

The Trust’s Chairperson, Mr. Buckel, is deemed to be an “interested person” of the Trust, as defined by the 1940 Act, due to his position and material business relationship with the Trust. Mr. Buckel also serves as a Vice President of U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), the Fund’s administrator. The Trust has not appointed a lead Independent Trustee.

In accordance with the fund governance standards prescribed under the 1940 Act, the Independent Trustees on the Nominating Committee select and nominate all candidates for Independent Trustee positions. Each Trustee was appointed to serve on the Board of Trustees because of his or her experience, qualifications, attributes and skills as set forth in the subsection “Trustee Qualifications” below.

The Board reviews its structure regularly in light of the characteristics and circumstances of the Trust, including the unaffiliated nature of each investment adviser and the fund(s) managed by such adviser; the number of funds that comprise the Trust; the variety of asset classes that those funds reflect; the net assets of the Trust; the committee structure of the Trust; and the independent distribution arrangements of each of the Trust’s underlying funds.

The Board has determined that the function and composition of the Audit Committee and the Nominating Committee are appropriate to address any potential conflicts of interest that may arise from the Chairperson’s status as an Interested Trustee. In addition, the inclusion of all Independent Trustees as members of the Audit Committee and the Nominating Committee allows these Trustees to participate in the full range of the Board’s oversight duties, including oversight of risk management processes discussed below. Given the specific characteristics and circumstances of the Trust as described above, the Trust has determined that the Board’s leadership structure is appropriate.

Board Oversight of Risk Management
As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel, including personnel of the Trust’s service providers. Because risk management is a broad concept composed of many elements (such as, for example, investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks, etc.) the oversight of different types of risks is handled in different ways. For example, the CCO regularly reports to the Board during Board meetings and meets in executive session with the Independent Trustees and their legal counsel to discuss compliance and operational risks. In addition, the Independent Trustee designated as the Audit Committee’s “audit committee financial expert” meets with the Treasurer and the Fund’s independent registered public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function. The full Board receives reports from the investment advisers to the underlying funds and the portfolio managers as to investment risks as well as other risks that may be discussed during Audit Committee meetings.

Trustee Qualifications
The Board believes that each of the Trustees has the qualifications, experience, attributes and skills appropriate to his or her continued service as a Trustee of the Trust in light of the Trust’s business and structure. The Trustees have substantial business and professional backgrounds that indicate they have the ability to critically review, evaluate and assess information provided to them. Certain of these business and professional experiences are set forth in detail in the table above. In addition, the Trustees have substantial board experience and, in their service to the Trust, have gained substantial insight as to the operation of the Trust. The Board annually conducts a “self-assessment” wherein the effectiveness of the Board and the individual Trustees is reviewed.

In addition to the information provided in the table above, below is certain additional information concerning each individual Trustee. The information provided below, and in the table above, is not all-inclusive. Many of the Trustees’ qualifications to serve on the Board involve intangible elements, such as intelligence, integrity, work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment, the ability to ask incisive questions, and commitment to shareholder interests. In conducting its annual self-assessment, the Board has determined that the Trustees have the appropriate attributes and experience to continue to serve effectively as Trustees of the Trust.

Michael D. Akers, Ph.D., CPA. Dr. Akers has served as an Independent Trustee of the Trust since 2001. Dr. Akers previously served as an independent trustee of USA Mutuals, an open-end investment company, from 2001 to June 2021. Dr. Akers has been a Professor Emeritus, Department of Accounting at Marquette University since June 2019, was Professor, Department of Accounting at Marquette

University from 2004 to May 2019, was Chair of the Department of Accounting at Marquette University from 2004 to 2017, and was Associate Professor, Department of Accounting at Marquette University from 1996 to 2004. Dr. Akers is a certified public accountant, a certified fraud examiner, a certified internal auditor and a certified management accountant. Through his experience as an investment company trustee and his employment experience, Dr. Akers is experienced with financial, accounting, regulatory and investment matters.

Gary A. Drska. Mr. Drska has served as an Independent Trustee of the Trust since 2001. Mr. Drska previously served as an independent trustee of USA Mutuals from 2001 to June 2021. Mr. Drska previously served as a Pilot of Frontier/Midwest Airlines, Inc., an airline company, from 1986 to September 2021. Through his experience as an investment company trustee, Mr. Drska is experienced with financial, accounting, regulatory and investment matters.

Vincent P. Lyles. Mr. Lyles has served as an Independent Trustee of the Trust since 2022. Mr. Lyles has served as Executive Director of Milwaukee Succeeds since January, 2023. Mr. Lyles previously served as System Vice President of Community Relations at Advocate Aurora Health Care from 2019 to 2022. He served as an Independent Director of BMO Funds, Inc., an open-end investment company, from 2017 to 2022. Mr. Lyles is a board member and finance committee member of Badger Mutual Insurance Company and a Trustee and member of the Committee of Student Experience & Mission on the Board of Trustees at Marquette University. Mr. Lyles previously served as President and Chief Executive Officer of the Boys & Girls Club of Greater Milwaukee from 2012 to 2018, President of M&I Community Development Corporation from 2006 to 2011, and as a Director of Public Finance of Robert W. Baird & Co. from 1995 to 2006. He received his Juris Doctor degree from the University of Wisconsin-Madison Law School in 1987. Through his experience as an investment company trustee and his employment experience, Mr. Lyles is experienced with legal, financial, accounting, regulatory and investment matters.

Erik K. Olstein. Mr. Olstein has served as an Independent Trustee of the Trust since 2022. Mr. Olstein served as President and Chief Operating Officer from 2000 to 2020 and Vice President of Sales and Chief Operating Officer from 1995 to 2000 at Olstein Capital Management, L.P., an asset management firm he co-founded. During his time at Olstein Capital Management, L.P., Mr. Olstein was responsible for fiduciary oversight and management of The Olstein Funds, an open-end investment company, where he served as Trustee, Secretary and Assistant Treasurer from 1995 to 2018. Mr. Olstein currently serves as President and Trustee of the Board of Trustees of the Trinity-Pawling School and has previously held Board positions with the American Friends of the National Museum of the Royal Navy, National Maritime Historical Society and U.S. Naval Service Personal Education Assistance Fund. Through his experience as an investment company trustee and his employment experience, Mr. Olstein is experienced with financial, accounting, regulatory and investment matters.

Lisa Zúñiga Ramírez, CFA®, FSA. Ms. Ramírez has served as an Independent Trustee of the Trust since 2022. Ms. Ramírez served as Senior Portfolio Manager at Segall Bryant & Hamill, LLC, an asset management firm, from 2018 to 2020. She served as Partner and Senior Portfolio Manager from 2009 to 2018, Partner and Senior Equity Analyst from 2002 to 2009 and Equity Analyst from 1997 to 2002 at Denver Investments, LLC, an asset management firm that was acquired by Segall Bryant & Hamill, LLC in 2018. Ms. Ramírez currently serves as an Independent Director on the Bow River Capital Advisory Board, an asset management firm, and is a Director of the Denver Employees Retirement Plan. In addition, she serves on the boards of The Denver Foundation, NACD (National Association of Corporate Directors) Colorado Chapter, Latinas First Foundation and Vuela for Health. Ms. Ramírez is a CFA® charterholder (CFA® is a registered trademark owned by the CFA Institute) and holds the Fundamentals of Sustainability Accounting (FSA) credential from the Sustainability Accounting Standards Board.

Through her employment experience, Ms. Ramírez is experienced with financial, accounting, ESG (environmental, social and governance), regulatory and investment matters.

Gregory M. Wesley. Mr. Wesley has served as an Independent Trustee of the Trust since 2022. Mr. Wesley has served as Senior Vice President of Strategic Alliances and Business Development at the Medical College of Wisconsin since 2016. Prior to his current role at the Medical College of Wisconsin, he was a Partner at MWH Law Group LLP, a law firm during 2016, and a Partner at Gonzalez, Saggio & Harlan LLP, a law firm from 2002 to 2016. Mr. Wesley serves on the Board of Directors of the Metropolitan Milwaukee Association of Commerce, MHS Health Wisconsin, Versiti, Inc., and the Greater Milwaukee Committee. He also serves on the Board of Trustees of the Johnson Foundation at Wingspread and the Greater Milwaukee Foundation. He previously sat on the Board of Trustees of the Medical College of Wisconsin from 2009 to 2016 and the Board of Directors of Park Bank Milwaukee from 2015 to 2020. Mr. Wesley received his Juris Doctor degree from the University of Wisconsin-Madison Law School in 1997. Through his sustained employment and board experience, Mr. Wesley is experienced with legal, financial, accounting, regulatory and investment matters.

John P. Buckel. Mr. Buckel has served as a Trustee of the Trust since 2023. Mr. Buckel has served as President of the Trust since 2013 and as a Vice President of Fund Services, a multi-line service provider to investment companies, since 2004. Through his experience as an investment company trustee and his employment experience, Mr. Buckel is experienced with financial, accounting, regulatory and investment matters.

Trustee Ownership of Fund Shares
As of December 31, 2022, no Trustee or officer of the Trust beneficially owned shares of the Fund or any other series of the Trust.

Furthermore, as of December 31, 2022, neither the Trustees who are not “interested” persons of the Fund, nor members of their immediate families, owned securities beneficially, or of record, in the Adviser, the Distributor or any of their affiliates. Accordingly, neither the Trustees who are not “interested” persons of the Fund nor members of their immediate families, have a direct or indirect interest, the value of which exceeds $120,000, in the Adviser, the Distributor or any of their affiliates. In addition, during the two most recently completed calendar years, neither the Independent Trustees nor members of their immediate families, have had a direct or indirect interest, the value of which exceeds $120,000 in: (i) the Adviser, the Distributor or any of their affiliates, or (ii) any transaction or relationship in which such entity, the Fund, any officer of the Trust, or any of their affiliates was a party.

Board Committees

Audit Committee. The Trust has an Audit Committee, which is composed of the Independent Trustees, Dr. Michael D. Akers, Mr. Gary A. Drska, Mr. Vincent P. Lyles, Mr. Erik K. Olstein, Ms. Lisa Zúñiga Ramírez and Mr. Gregory M. Wesley. The Audit Committee reviews financial statements and other audit-related matters for the Fund. The Audit Committee also holds discussions with management and with the Fund’s independent auditor concerning the scope of the audit and the auditor’s independence. Dr. Akers is designated as the Audit Committee chairman and serves as the Audit Committee’s “audit committee financial expert,” as stated in the annual reports relating to the series of the Trust. The Audit Committee met twice with respect to the Fund during the Fund’s prior fiscal year.

Nominating Committee. The Trust has a Nominating Committee, which is composed of the Independent Trustees, Dr. Michael D. Akers, Mr. Gary A. Drska, Mr. Vincent P. Lyles, Mr. Erik K. Olstein, Ms. Lisa

Zúñiga Ramírez and Mr. Gregory M. Wesley. The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for the position of trustee and meets only as necessary. As part of this process, the Nominating Committee considers criteria for selecting candidates sufficient to identify a diverse group of qualified individuals to serve as trustees.

The Nominating Committee will consider nominees recommended by shareholders for vacancies on the Board of Trustees. Recommendations for consideration by the Nominating Committee should be sent to the President of the Trust in writing together with the appropriate biographical information concerning each such proposed nominee, and such recommendation must comply with the notice provisions set forth in the Trust’s Nominating Committee charter. In general, to comply with such procedures, such nominations, together with all required information, must be delivered to and received by the President of the Trust at the principal executive office of the Trust not later than 60 days prior to the shareholder meeting at which any such nominee would be voted on. Shareholder recommendations for nominations to the Board of Trustees will be accepted on an ongoing basis and such recommendations will be kept on file for consideration when there is a vacancy on the Board of Trustees. The Nominating Committee met once during the Fund’s prior fiscal year.

Trustee Compensation
The Independent Trustees receive from the Trust a retainer fee of $65,000 per year, $4,500 for each regular Board meeting attended and $1,000 for each special Board meeting attended, as well as reimbursement for expenses incurred in connection with attendance at Board meetings.(1) Members of the Audit Committee receive $2,000 for each meeting of the Audit Committee attended. The chairman of the Audit Committee receives an annual retainer of $5,000.(2) Interested Trustees do not receive any compensation for their service as Trustees. For the Fund’s fiscal year ended May 31, 2023, the Trustees received the following compensation from the Fund:

Name of Person/Position	Aggregate Compensation from the Fund(3)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund and the Trust(4) Paid to Trustees
Dr. Michael D. Akers, Independent Trustee(5)(6)	$3,290	None	None	$70,500
Gary A. Drska, Independent Trustee(5)	$3,176	None	None	$68,000
Vincent P. Lyles Independent Trustee(5)	$3,176	None	None	$68,000
Erik K. Olstein Independent Trustee(5)	$3,176	None	None	$68,000
Lisa Zúñiga Ramírez Independent Trustee(5)	$3,176	None	None	$68,000
Gregory M. Wesley Independent Trustee(5)	$3,176	None	None	$68,000
John P. Buckel Interested Trustee(7)	None	None	None	None
(1)Prior to January 1, 2023, the Independent Trustees received a retainer fee of $58,000 per year, and $4,500 for each regular Board meeting attended and $1,000 for each special Board meeting attended.
(2)    Prior to January 1, 2023, the chairman of the Audit Committee received an annual retainer of $2,500.

(3)    Trustees’ fees and expenses are allocated among the Fund and any other series comprising the Trust.
(4)    There are currently twenty-seven other series comprising the Trust.
(5)    Audit Committee member.
(6)    Audit Committee chairman.
(7)    Appointed as an Interested Trustee and Chairperson of the Trust effective January 19, 2023.

Control Persons and Principal Shareholders
A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders with a controlling interest could affect the outcome of proxy voting or the direction of the management of the Fund. As of August 31, 2023, no person was a control person of the Fund, and all Trustees and officers as a group owned beneficially (as the term is defined in Section 13(d) under the Securities and Exchange Act of 1934) less than 1% of shares of the Fund. As of August 31, 2023, the following shareholders were considered to be principal shareholders of the Fund:

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1901	The Charles Schwab Corporation	DE	50.92%	Record
Elizabeth Swope GST Tax Exempt Trust c/o Barrett Asset Management, LLC 90 Park Avenue New York, New York 10016-3101	N/A	N/A	9.43%	Beneficial
Hack Cinematography Inc. Retirement Trust c/o Barrett Asset Management, LLC 90 Park Avenue New York, New York 10016-3101	N/A	N/A	5.84%	Beneficial

Investment Adviser
As stated in the Prospectus, investment advisory services are provided to the Fund by the Adviser, Barrett Asset Management, LLC, pursuant to an investment advisory agreement (the “Advisory Agreement”) between the Adviser and the Trust, on behalf of the Fund. The Adviser is majority-owned by CI US Holdings, Inc., a Delaware corporation, and CI Financial Corp., an Ontario corporation which is the parent company of CI US Holdings, Inc. (collectively, “CI Financial”). CI Financial is a private equity firm specializing in providing capital and operational services to asset managers.

The Advisory Agreement continues in effect from year to year, only if such continuance is specifically approved at least annually by: (i) the Board of Trustees or the vote of a majority of the Fund’s outstanding voting securities; and (ii) the vote of a majority of the Trustees of the Trust who are not parties to the Advisory Agreement nor interested persons thereof, cast in person (or in another manner permitted by the 1940 Act or pursuant to exemptive relief therefrom) at a meeting called for the purpose of voting on the Advisory Agreement. The Advisory Agreement is terminable without penalty by the Trust, on behalf of the Fund, upon 60 days’ written notice to the Adviser, when authorized by either: (i) a majority vote of the outstanding voting securities of the Fund; or (ii) by a vote of a majority of the Board of Trustees, or by the Adviser upon 60 days’ written notice to the Trust. The Advisory Agreement will automatically terminate in the event of its “assignment,” as defined under the 1940 Act. The Advisory Agreement provides that the Adviser under such agreement shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except for willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

In consideration of the services provided by the Adviser pursuant to the Advisory Agreement, the Adviser is entitled to receive from the Fund a management fee that is computed daily and paid monthly, based on an annual rate equal to 1.00% of the Fund’s average daily net assets, as specified in the Prospectus. However, the Adviser may voluntarily agree to waive a portion of the management fees payable to it on a month‑to‑month basis, including additional fees above and beyond any contractual agreement the Adviser may have to waive management fees and/or reimburse Fund expenses.

The table below sets forth the management fees accrued by the Fund under the Advisory Agreement, the amount of the advisory fees and Fund operating expenses waived or reimbursed by the Adviser and the total advisory fees paid by the Fund to the Adviser under the Advisory Agreement:

Fiscal Year Ended	Advisory Fee	Waiver	Advisory Fee After Waiver
May 31, 2023	$236,346	$(231,664)	$4,682
May 31, 2022	$334,790	$(212,078)	$122,712
May 31, 2021	$329,039	$(179,335)	$149,704

Fund Expenses. The Fund is responsible for its own operating expenses. However, pursuant to an operating expense limitation agreement between the Adviser and the Trust, on behalf of the Fund, the Adviser has agreed to waive management fees payable to it by the Fund and/or to pay Fund operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses (exclusive of front-end or contingent deferred loads, Rule 12b-1 plan fees, shareholder servicing plan fees, taxes, leverage (i.e., any expenses incurred in connection with borrowings made by the Fund), interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transactional expenses, expenses incurred in connection with any merger or reorganization, dividends or interest on short positions, acquired fund fees and expenses or extraordinary expenses such as litigation) to the limit set forth in the Fund’s Prospectus. The Adviser may request recoupment of previously waived fees and paid expenses from the Fund for up to three years from the date such fees and expenses were waived or paid, subject to the operating expense limitation agreement, if such reimbursements will not cause the Fund’s expense ratios after recoupment has been taken into account, to exceed the lesser of: (1) the expense limitation in place at the time of the waiver and/or expense payment; or (2) the expense limitation in place at the time of the recoupment. Any such reimbursement is also contingent upon the Board of Trustees’ subsequent review and ratification of the reimbursed amounts.

Portfolio Managers
As stated in the Prospectus, Mr. E. Wells Beck, CFA® and Ms. Amy Kong, CFA® (each a “Portfolio Manager”), are jointly responsible for the day-to-day management of the Fund’s investment portfolio.

Other Accounts Managed
The following provides information regarding other accounts managed by the Portfolio Managers as of May 31, 2023:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance

E. Wells Beck
Other Registered Investment Companies	1	$40 million	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	235	$792 million	0	$0

Amy Kong
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	138	$255 million	138	$255 million

Material Conflicts of Interest
The management of multiple funds and accounts may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees, as a Portfolio Manager must allocate his or her time and investment ideas across multiple funds and accounts. A Portfolio Manager may execute transactions for a fund or account that may adversely impact the value of securities held by another fund or account. Securities selected for funds or accounts may outperform the securities selected for other funds or accounts.

When an investment is appropriate or suitable for more than one fund or account, the Portfolio Managers will apply the following considerations:

•the investment opportunity is allocated among mutual funds and individual client accounts on a pro rata basis according to their asset size;
•an investment opportunity will generally not be placed in a fund or account if not in round lot shares of at least 100;
•the investment opportunity will be spread over the Adviser’s accounts and funds base to the fullest extent possible, within standards of appropriateness and suitability;
•initial public offerings receive the same considerations as any other investment opportunity, subject to certain investment limitations of some funds and client accounts;
•investment opportunities limited in amount are not allocated to the Adviser’s proprietary accounts, employees or affiliated persons’ accounts;
•the Adviser may not allocate any initial public offerings to any accounts in which a restricted person has a beneficial interest, subject to certain exemptions.

The Portfolio Managers’ management of their personal accounts may give rise to potential conflicts of interest. The Fund and the Adviser each have adopted a code of ethics that they believe contain provisions reasonably necessary to prevent such conflicts.

Portfolio Manager Compensation
As of the date of this SAI, the Adviser compensates all Portfolio Managers with a base salary and bonus. The bonus is determined at year-end by the compensation committee which takes into consideration first and foremost the overall performance of the Adviser and then the individual contribution of each Portfolio Manager, rather than the performance of the Fund. The Adviser uses a “Team-Oriented” compensation approach to foster a spirit of cooperation and collegiality throughout the professional ranks of the firm.

Ownership of Securities in the Fund by the Portfolio Managers
As of May 31, 2023, the following Portfolio Managers beneficially owned securities in the Fund:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
E. Wells Beck	$500,001 - $1,000,000
Amy Kong	$10,001 - $50,000

Service Providers

Fund Administrator, Transfer Agent and Fund Accountant
Pursuant to a fund administration and servicing agreement (the “Administration Agreement”) between the Trust and Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, Fund Services acts as the Fund’s administrator. Fund Services provides certain administrative services to the Fund, including, among other responsibilities: coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund’s independent contractors and agents; preparing for signature by an officer of the Trust all of the documents required to be filed for compliance by the Trust and the Fund with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV and yield; responding to shareholder inquiries; arranging for the maintenance of books and records of the Fund; and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, Fund Services does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

Pursuant to the Administration Agreement, as compensation for its services, Fund Services receives from the Fund a combined fee for fund administration and fund accounting services based on the Fund’s current average daily net assets. Fund Services is also entitled to be reimbursed for certain out-of-pocket expenses. In addition to its role as Administrator, Fund Services also acts as fund accountant (“Fund Accountant”), transfer agent (“Transfer Agent”) and dividend disbursing agent under separate agreements with the Trust.

For the fiscal years indicated below, the Fund paid the following fees to Fund Services:

Administration Fees Paid During Fiscal Years Ended May 31,
2023	2022	2021
$51,992	$53,813	$56,852

Custodian
U.S. Bank National Association (the “Custodian”), an affiliate of Fund Services, serves as the custodian of the assets of the Fund pursuant to a custody agreement between the Custodian and the Trust, on behalf of the Fund, whereby the Custodian charges fees on a transactional basis plus out-of-pocket expenses. The Custodian has custody of all assets and securities of the Fund, delivers and receives payments for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by the officers of the Trust. The Custodian’s address is 1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212. The Custodian does not participate in decisions relating to the purchase and sale of securities by the Fund. The Custodian and its affiliates may participate in revenue sharing arrangements with service providers of funds in which the Fund may invest.

Legal Counsel
Godfrey & Kahn, S.C., 833 East Michigan Street, Suite 1800, Milwaukee, Wisconsin 53202, serves as legal counsel to the Fund and the Independent Trustees.

Independent Registered Public Accounting Firm
Cohen & Company, Ltd. (“Cohen”), 342 North Water Street, Suite 830, Milwaukee, Wisconsin 53202, serves as the independent registered public accounting firm for the Fund. Cohen audits and reports on the Fund’s annual financial statements, reviews certain regulatory reports and the Fund’s federal income tax returns, and performs other auditing and tax services for the Fund when engaged to do so.

Distribution and Servicing of Fund Shares
The Trust has entered into a distribution agreement (the “Distribution Agreement”) with Quasar Distributors, LLC (the “Distributor”), 111 East Kilbourn Avenue, Suite 2200, Milwaukee, Wisconsin 53202, pursuant to which the Distributor acts as the Fund’s principal underwriter, provides certain administration services and promotes and arranges for the sale of the Fund’s shares. The offering of the Fund’s shares is continuous, and the Distributor distributes the Fund’s shares on a best efforts basis. The Distributor is not obligated to sell any certain number of shares of the Fund. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

The Distribution Agreement will continue in effect only if its continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund’s outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or “interested persons” (as defined in the 1940 Act) of any such party. The Distribution Agreement is terminable without penalty by the Trust on behalf of the Fund on 60 days’ written notice when authorized either by a majority vote of the outstanding voting securities of the Fund or by vote of a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act). The Distribution Agreement is terminable without penalty by the Distributor upon 60 days’ written notice to the Trust. The Distribution Agreement will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

During the last three fiscal years, the Distributor did not receive any net underwriting commissions on the sale of Fund shares.

Additional Payments to Dealers and Financial Intermediaries. The Adviser and/or Distributor, out of their own resources and not out of Fund assets (i.e., without additional cost to the Fund or its shareholders), in the future may provide additional cash payments or non-cash compensation to some, but not all, brokers and other financial intermediaries who sell shares of the Fund. Such payments and compensation are in addition to any service fees and other fees paid by the Fund to such brokers and other financial intermediaries. These arrangements are sometimes referred to as “revenue sharing” arrangements. Revenue sharing arrangements are not financed by the Fund, and thus, do not result in increased Fund expenses.

Although a financial intermediary that sells Fund shares may also act as a broker or dealer in connection with the Fund’s purchase or sale of portfolio securities, the Adviser does not consider a financial intermediary’s sale of shares of the Fund as a factor when choosing brokers or dealers to effect portfolio transactions for the Fund.

Distribution Plan
The Fund has adopted a distribution and service plan pursuant to Rule 12b‑1 under the 1940 Act (the “Distribution Plan” or the “Plan”).

Rule 12b-1 Distribution and Service Fee
Under the Plan, the Fund is authorized to pay the Distributor, or such other entities as approved by the Board of Trustees, a Rule 12b-1 fee for the sale and distribution of the Fund’s shares (the “Distribution Fee”). The maximum amount of the Distribution Fee authorized is an annual rate of 0.25% of the Fund’s average daily net assets.

The Distribution Plan provides that the Distributor may use all or any portion of such fee to finance any activity that is principally intended to result in the sale of Fund shares, subject to the terms of the Distribution Plan, or to provide certain shareholder services. Amounts paid under the Distribution Plan, by the Fund, are paid to the Distributor to reimburse it for costs of the services it provides and the expenses it bears in the distribution of the Fund’s shares, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund’s shares to prospective investors; and preparation, printing and distribution of sales literature and advertising materials. In addition, payments to the Distributor under the Distribution Plan reimburse the Distributor for payments it makes to selected dealers and administrators who have entered into service agreements with the Distributor for periodic fees for services provided to shareholders of the Fund. The services provided by selected dealers pursuant to the Distribution Plan are primarily designed to promote the sale of shares of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Fund in servicing such shareholders. The services provided by the administrators pursuant to the Distribution Plan are designed to provide support services to the Fund and include establishing and maintaining shareholders’ accounts and records, processing purchase and redemption transactions, answering routine client inquiries regarding the Fund and providing other services to the Fund as may be required.

Under the Distribution Plan, the Board of Trustees is furnished quarterly with information detailing the amount of expenses paid under the Plan and the purposes for which payments were made. The Distribution Plan may be terminated at any time by vote of a majority of the Trustees of the Trust who are not interested persons. Continuation of the Distribution Plan is considered by the Trustees no less frequently than annually. With the exception of the Distributor in its capacity as the Fund’s principal underwriter, no interested person of the Fund or Independent Trustee has or had a direct or indirect financial interest in the Distribution Plan or any related agreement.

While there is no assurance that the expenditures of Fund assets to finance distribution of shares will have the anticipated results, the Board believes there is a reasonable likelihood that one or more of such benefits will result, and because the Board is in a position to monitor the distribution expenses, it is able to determine the benefit of such expenditures in deciding whether to continue the Distribution Plan.

For the fiscal year ended May 31, 2023, the Fund paid the following Rule 12b-1 fees:

Actual Rule 12b-1 Expenditures Incurred by the Fund During the Fiscal Year Ended May 31, 2023
Total Dollars Allocated
Advertising/Marketing	$0
Printing/Postage	$0
Payment to Distributor	$8,724
Payment to dealers	$30,929
Compensation to sales personnel	$0
Interest, carrying, or other financing charges	$0
Other	$0
Total	$39,653

The following table shows unreimbursed expenses incurred under the Distribution Plan during the Fund’s last fiscal year ended May 31, 2023. The table shows the unreimbursed expenses in dollars and as a percentage of the Fund’s total net assets at May 31, 2023:

Dollar amount of unreimbursed expenses	Percentage of unreimbursed expenses
$4,249	0.02%

Portfolio Transactions and Brokerage
Pursuant to the Advisory Agreement, the Adviser determines which securities are to be purchased and sold by the Fund and which broker-dealers are eligible to execute the Fund’s portfolio transactions. Purchases and sales of securities in the OTC market will generally be executed directly with a “market-maker” unless, in the opinion of the Adviser, a better price or execution can otherwise be obtained by using a broker for the transaction.

Purchases of portfolio securities for the Fund will be effected through broker-dealers (including banks) that specialize in the types of securities that the Fund will be holding, unless the Adviser believes that better executions are available elsewhere. Dealers usually act as principal for their own accounts. Purchases from dealers will include a spread between the bid and the asked price. If the execution and price offered by more than one dealer are comparable, the order may be allocated to a dealer that has provided research or brokerage services as discussed below.

In placing portfolio transactions, the Adviser will use reasonable efforts to choose broker-dealers capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities and other factors will be considered in making these determinations. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers that furnish or supply research and statistical information to the Adviser that it may lawfully and appropriately use in its investment advisory capacities, as well as provide other brokerage services in addition to execution services. The Adviser considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Advisory Agreement with the Fund, to be useful in varying degrees, but of indeterminable value. Portfolio transactions may be placed with broker-dealers who sell shares of the Fund subject to rules adopted by FINRA and the SEC. Portfolio transactions may also be placed with broker-dealers in which the Adviser has invested on behalf of the Fund and/or client accounts.

While it is the Fund’s general policy to first seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Fund, weight is also given to the ability of a broker-dealer to furnish brokerage and research services to the Fund or to the Adviser, even if the specific services are not directly useful to the Fund and may be useful to the Adviser in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Adviser to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. The standard of reasonableness is to be measured in light of the Adviser’s overall responsibilities to the Fund.

Investment decisions for the Fund are made independently from those of other client accounts. Nevertheless, it is possible that at times identical securities will be acceptable for both the Fund and one or more of such client accounts. In such event, the position of the Fund and such client account(s) in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary. However, to the extent any of these client accounts seek to acquire the same security as the Fund at the same time, the Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts simultaneously purchases or sells the same security that the Fund is purchasing or selling, each day’s transactions in such security will be allocated between the Fund and all such client accounts in a manner deemed equitable by the Adviser and consistent with the considerations described under the section entitled “Portfolio Managers” above, and taking into account the respective sizes of the accounts and the amount being purchased or sold. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned. In other cases, however, it is believed that the ability of the Fund to participate in volume transactions may produce better executions for the Fund. Notwithstanding the above, the Adviser may execute buy and sell orders for accounts and take action in performance of its duties with respect to any of its accounts that may differ from actions taken with respect to another account, so long as the Adviser shall, to the extent practicable, allocate investment opportunities to accounts, including the Fund, over a period of time on a fair and equitable basis and in accordance with applicable law.

When buying or selling securities, the Adviser may, although does not currently, execute trades for the Fund with broker-dealers that are affiliated with the Trust, the Adviser or their affiliates, and the Fund may pay commissions to such broker-dealers in accordance with procedures adopted by the Board. The Trust has adopted procedures to monitor and control such affiliated brokerage transactions, which are reported to and reviewed by the Board at least quarterly.

The Fund is required to identify any securities of its “regular brokers or dealers” that the Fund has acquired during its most recent fiscal year. During the fiscal year ended May 31, 2023, the Fund did not acquire any such securities.

The Fund is also required to identify any brokerage transactions during its most recent fiscal year that were directed to a broker because of research services provided, along with the amount of any such transactions and any related commissions paid by the Fund. No such transactions were made during the fiscal year ended May 31, 2023.

For the fiscal years indicated below, the Fund paid the following brokerage commissions:

Brokerage Commissions Paid During Fiscal Year Ended May 31,
2023	2022	2021
$1,615	$2,420	$2,208

Portfolio Turnover
Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to above-average transaction and brokerage commission costs and may generate capital gains, including short-term capital gains taxable to shareholders at ordinary income rates. To the extent that the Fund experiences an increase in brokerage commissions due to a higher portfolio turnover rate, the performance of the Fund could be negatively impacted by the increased expenses incurred by the Fund. Furthermore, a high portfolio turnover rate may result in a greater number of taxable transactions.

For the fiscal years indicated below, the portfolio turnover rate for the Fund was as follows:

Portfolio Turnover During Fiscal Years Ended May 31,
2023	2022
4%	5%

Code of Ethics
The Trust and the Adviser have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act. These Codes of Ethics permit, subject to certain conditions, personnel of the Adviser to invest in securities that may be purchased or held by the Fund. The Distributor relies on the principal underwriter’s exception under Rule 17j-1(c)(3) of the 1940 Act from the requirements to adopt a code of ethics pursuant to Rule 17j-1 because the Distributor is not affiliated with the Trust or the Adviser, and no officer, director, or general partner of the Distributor serves as an officer, director or general partner of the Trust or the Adviser.

Proxy Voting Procedures
The Board has adopted proxy voting policies and procedures (“Proxy Policies”) on behalf of the Trust which has delegated to the Adviser, subject to the Board of Trustee’s continuing oversight the responsibility for voting proxies. The Proxy Policies require that the Adviser vote proxies received in a manner consistent with the best interests of the Fund and its shareholders.

In the event of a conflict between the interests of the Adviser and the Fund, the Proxy Policies provide that the conflict may be disclosed to the Board or its delegate, who shall provide direction on how to vote the proxy. The Proxy Policies of the Adviser are described below. Notwithstanding this delegation of responsibilities, however, the Fund retains the right to vote proxies relating to its portfolio securities. The fundamental purpose of the Proxy Policies is to ensure that each vote will be cast in a manner that reflects the best interest of the Fund and its shareholders, taking into account the value of the Fund’s investments.

The Adviser’s Proxy Policies
The Proxy Policies are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of clients for whom the Adviser has voting authority. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Adviser’s contractual obligations to its clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Adviser deems appropriate).

The Adviser has a proxy voting committee (the “Proxy Committee”) that is responsible for administering and overseeing the proxy voting process. The Proxy Committee is headed by a chairman (the “Committee Chairman”) who is responsible for determining appropriate voting positions on each proxy and whether there are any material conflicts of interest.

The Adviser votes proxies solely in the interests of the Fund and its shareholders. As a matter of policy, the officers, trustees and employees of the Fund, the Adviser and the Proxy Committee will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. All conflicts are resolved in the interest of the Fund’s shareholders. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and the Adviser obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), the Adviser seeks voting instructions from an independent third party, e.g. Institutional Shareholder Services.

Issues to be considered when reviewing proxies for material conflicts include, but are not limited to, the following: (i) whether the Adviser (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the issuer or an employee group of the issuer or otherwise has an interest in the issuer; (ii) whether the Adviser, or an officer or director of the Adviser – those responsible for recommending the proxy vote (together, “Voting Persons”) – is a close relative of or has a personal or business relationship with an issuer, executive, director or person who is a candidate for director of the issuer or is a participant in a proxy contest; and (iii) whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

In the absence of a conflict of interest, the Chairman of the Proxy Committee determines votes on a case-by-case basis taking into account the voting guidelines contained in the Proxy Policies, as described above. For avoidance of doubt, depending on the best interest of each individual client, the Adviser may vote the same proxy differently for different clients. A record of the Committee Chairman’s decision, including its basis, is maintained by the Proxy Coordinator.

The Fund’s actual voting records relating to portfolio securities during the most recent 12-month period ended June 30th is available without charge, upon request, by accessing the SEC’s website at www.sec.gov or by calling toll-free 1-877-363-6333.

Anti-Money Laundering Compliance Program
The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA PATRIOT Act”) and related anti-money laundering laws and regulations. To ensure compliance with these laws, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program. Ms. Deanna B. Marotz has been designated as the Trust’s Anti-Money Laundering Compliance Officer.

Procedures to implement the Program include, but are not limited to: determining that the Distributor and the Transfer Agent have established proper anti-money laundering procedures; reporting suspicious and/or fraudulent activity.

Portfolio Holdings Information
The Trust, on behalf of the Fund, has adopted portfolio holdings disclosure policies (the “Disclosure Policies”) that govern the timing and circumstances of disclosure of portfolio holdings of the Fund. Information about the Fund’s portfolio holdings will not be distributed to any third party except in accordance with these Disclosure Policies. The Board of Trustees considered the circumstances under which the Fund’s portfolio holdings may be disclosed under the Disclosure Policies, considering actual and potential material conflicts that could arise in such circumstances between the interests of the Fund’s shareholders and the interests of the Adviser, Distributor or any other affiliated person of the Fund. After due consideration, the Board determined that the Fund has a legitimate business purpose for disclosing portfolio holdings to persons described in these Disclosure Policies.

Information about the Fund’s portfolio holdings will not be distributed to any third party except as described below:

•the disclosure is required to respond to a regulatory request, court order or other legal proceeding;
•the disclosure is to a mutual fund rating or evaluation services organization (such as Factset, Morningstar and Lipper), or statistical agency or person performing similar functions, or due diligence department of a broker-dealer or wirehouse, who has, if necessary, signed a confidentiality agreement, or is bound by applicable duties of confidentiality imposed by law, with the Fund;
•the disclosure is made to the Fund’s service providers who generally need access to such information in the performance of their contractual duties and responsibilities, and who are subject to duties of confidentiality imposed by law and/or contract, such as the Adviser, the Board of Trustees, the Fund’s independent registered public accountants, regulatory authorities, counsel to the Fund or the Board of Trustees, proxy voting service providers and financial printers involved in the reporting process;
•the disclosure is made by the Adviser’s trading desk to broker-dealers in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities; in addition, the Adviser’s trading desk may periodically distribute a holdings list (consisting of names only) to broker-dealers so that such brokers can provide the Adviser with natural order flow information;

•the disclosure is made to institutional consultants evaluating the Fund on behalf of potential investors;
•the disclosure is (a) in connection with a quarterly, semi-annual or annual report that is available to the public or (b) relates to information that is otherwise available to the public; or
•the disclosure is made pursuant to prior written approval of the Trust’s CCO, or other person so authorized, is for a legitimate business purpose and is in the best interests of the Fund’s shareholders.

For purposes of the Disclosure Policies, portfolio holdings information does not include descriptive information if that information does not present material risks of dilution, arbitrage, market timing, insider trading or other inappropriate trading for the Fund. Information excluded from the definition of portfolio holdings information generally includes, without limitation: (i) descriptions of allocations among asset classes, regions, countries or industries/sectors; (ii) aggregated data such as average or median ratios, or market capitalization, performance attributions by industry, sector or country; or (iii) aggregated risk statistics. It is the policy of the Trust to prohibit any person or entity from receiving any direct or indirect compensation or consideration of any kind in connection with the disclosure of information about the Fund’s portfolio holdings.

The Trust’s CCO must document any decisions regarding non-public disclosure of portfolio holdings and the rationale therefor. In connection with the oversight responsibilities by the Board of Trustees, any documentation regarding decisions involving the non-public disclosure of portfolio holdings of the Fund to third parties must be provided to the full Board of Trustees or its authorized committee. In addition, on a quarterly basis, the Board will review any disclosures of portfolio holdings outside of the permitted disclosures described above to address any conflicts between the interests of Fund shareholders and those of the Adviser or any other Fund affiliate.

Currently, on or about the 15th calendar day of the month following a calendar quarter, the Fund provides its quarterly portfolio holdings to rating and ranking organizations, including FactSet, Lipper, a Thomson Reuters company, Morningstar, Inc., Standard & Poor’s Financial Services, LLC, Bloomberg L.P., Thomson Reuters Corporation, Vickers Stock Research Corporation and Capital-Bridge, Inc. Portfolio holdings information may be separately provided to any person, at the same time that it is filed with the SEC or one day after it is first published on the Fund’s website. Portfolio holdings disclosure may be approved under the Disclosure Policies by the Trust’s CCO. Disclosure of the Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter, in the annual and semi-annual reports to Fund shareholders, and in the quarterly holdings report on Part F of Form N-PORT. The Fund publicly discloses 100% of its portfolio holdings no sooner than the time of filing Form N-CSR or Form N-PORT, as applicable, in accordance with SEC rules. These reports will be made available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.

Any suspected breach of this policy must be reported immediately to the Trust’s CCO, or to the chief compliance officer of the Adviser who is to report it to the Trust’s CCO. The Board of Trustees reserves the right to amend the Disclosure Policies at any time without prior notice in its sole discretion.

Determination of Net Asset Value
The NAV of the Fund’s shares will fluctuate and is determined as of the close of trading on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m., Eastern time) each business day. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that the NYSE will not be open on the following days: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day,

Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in that announcement. If the NYSE closes early, the Fund will calculate the NAV as of the close of trading on the NYSE on that day. If an emergency exists as permitted by the SEC, the NAV may be calculated at a different time.

The NAV per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in the Fund outstanding at such time.

Net Assets	=	Net Asset Value Per Share
Shares Outstanding

Generally, the Fund’s investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Adviser pursuant to the Adviser’s procedures subject to oversight by the Board of Trustees.

Each equity security owned by the Fund, including depositary receipts, that is traded on a national securities exchange, except those securities listed on the NASDAQ Stock Market LLC (“NASDAQ”), are valued at its last sale price on the exchange on which the security is traded, as of the close of business on the day the security is being valued. All equity securities that are not traded on a listed exchange are valued at the last sales price at the close of the OTC market. If a non-exchange listed security does not trade on a particular day, then the mean between the last quoted bid and the asked prices will be used as long as it continues to reflect the value of the security.

If the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the security is traded. Portfolio securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the most recent quoted bid and the asked prices at the close of the exchange on such day, or the security is valued at the latest sales price on the “composite market” for the day such security is being valued. The composite market is defined as a consolidation of the trade information provided by national securities and foreign exchanges and OTC markets as published by an approved independent pricing service (“Pricing Service”).

Debt securities, including short-term debt instruments having a maturity of 60 days or less, are valued at the mean in accordance with prices provided by a Pricing Service. Pricing Services may use various valuation methodologies such as the mean between the bid and the asked prices, matrix pricing or other analytical pricing models as well as market transactions and dealer quotations. If a price is not available from a Pricing Service, the most recent quotation obtained from one or more broker-dealers known to follow the issue will be obtained. Pricing service quotations will be valued at the mean between the bid and the offer. Fixed income securities purchased on a delayed-delivery basis are typically marked to market daily until settlement at the forward settlement date. Any discount or premium is accrued or amortized using the constant yield method until maturity. In the absence of available quotations, the securities will be priced at fair value.

Foreign securities will be priced in their local currencies as of the close of their primary exchange or market or as of the time the Fund calculates its NAV, whichever is earlier. Foreign securities, currencies and other assets denominated in foreign currencies are then translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as provided by an approved pricing service or reporting agency. All assets denominated in foreign currencies will be converted into U.S. dollars using the applicable currency exchange rates as of the close of the NYSE, generally 4:00 p.m. Eastern Time.

Money market mutual funds, demand notes and repurchase agreements are valued at cost. If cost does not represent current market value the securities will be priced at fair value.

Redeemable securities issued by open-end, registered investment companies are valued at the NAVs of such companies for purchase and/or redemption orders placed on that day. All exchange-traded funds are valued at the last reported sale price on the exchange on which the security is principally traded.

Pursuant to Rule 2a-5 of the 1940 Act, other assets of the Fund are valued in such manner as the Adviser in good faith deems appropriate to reflect their fair value.

Additional Purchase and Redemption Information
The information provided below supplements the information contained in the Prospectus regarding the purchase and redemption of Fund shares.

How to Purchase Shares
You may purchase shares of the Fund directly from the Fund, or from securities brokers, dealers or other financial intermediaries (collectively, “Financial Intermediaries”). Investors should contact their Financial Intermediary directly for appropriate instructions, as well as information pertaining to accounts and any service or transaction fees that may be charged. The Fund may enter into arrangements with certain Financial Intermediaries whereby such Financial Intermediaries (and their authorized designees) are authorized to accept your order on behalf of the Fund (each an “Authorized Intermediary”). If you transmit your purchase request to an Authorized Intermediary before the close of regular trading (generally 4:00 p.m., Eastern time) on a day that the NYSE is open for business, shares will be purchased at the next calculated NAV, after the Financial Intermediary receives the request. Investors should check with their Financial Intermediary to determine if it is an Authorized Intermediary.

Investors wishing to purchase Fund shares should contact the Fund toll free at 877-363-6333. If you are purchasing shares through a Financial Intermediary, you must follow the procedures established by your Financial Intermediary. Your Financial Intermediary is responsible for sending your purchase order and wiring payment to the Transfer Agent. Your Financial Intermediary holds the shares in your name and receives all confirmations of purchases and sales.

Shares are purchased at the next calculated NAV after the Transfer Agent or Authorized Intermediary receives your purchase request in good order. In most cases, in order to receive that day’s NAV, the Transfer Agent must receive your order in good order before the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time).

The Trust reserves the right in its sole discretion: (i) to suspend the continued offering of the Fund’s shares; (ii) to reject purchase orders in whole or in part when in the judgment of the Adviser or the Distributor such rejection is in the best interest of the Fund; and (iii) to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of the Fund’s shares.

The Adviser reserves the right to reject any initial or additional investments.

How to Redeem Shares and Delivery of Redemption Proceeds
You may redeem your Fund shares any day the NYSE is open for regular trading, either directly with the Fund or through your Financial Intermediary.

Payments to shareholders for shares of the Fund redeemed directly from the Fund will be made as promptly as possible, but no later than seven days after receipt by the Transfer Agent of the written request in proper form, with the appropriate documentation as stated in the Prospectus, except that the Fund may suspend the right of redemption or postpone the date of payment upon redemption for more than seven calendar days as determined by the SEC during any period when (a) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed other than on weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of the Fund’s shareholders.

The value of shares on redemption or repurchase may be more or less than the investor’s cost, depending upon the market value of the Fund’s portfolio securities at the time of redemption or repurchase.

Telephone Redemptions
Shareholders with telephone transaction privileges established on their account may redeem Fund shares by telephone. Upon receipt of any instructions or inquiries by telephone from the shareholder, the Fund or its authorized agents may carry out the instructions and/or respond to the inquiry consistent with the shareholder’s previously established account service options. For joint accounts, instructions or inquiries from any party will be carried out without prior notice to the other account owners. In acting upon telephone instructions, the Fund and its agents use procedures that are reasonably designed to ensure that such instructions are genuine. These include recording all telephone calls, requiring pertinent information about the account and sending written confirmation of each transaction to the registered owner.

The Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Transfer Agent fails to employ reasonable procedures, the Fund and the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. If these procedures are followed, however, to the extent permitted by applicable law, neither the Fund nor its agents will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request. For additional information, contact the Transfer Agent.

Redemption in Kind
The Fund does not intend to redeem shares in any form except cash. The Trust, however, has filed a notice of election under Rule 18f-1 of the 1940 Act that allows the Fund to redeem in-kind redemption requests of a certain amount. Specifically, if the amount you are redeeming during any 90-day period is in excess of the lesser of $250,000 or 1% of the net assets of the Fund, valued at the beginning of such period, the Fund has the right to redeem your shares by giving you the amount that exceeds $250,000 or 1% of the net assets of the Fund in securities instead of cash. If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash, and will bear any market risks associated with such securities until they are converted into cash. For federal income tax purposes, redemptions paid in kind are taxed in the same manner to a redeeming shareholder as redemptions made in cash. In addition, sales of securities received in-kind may generate taxable gains.

Federal Income Tax Matters
This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you.

This section is based on the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations, judicial decisions, and Internal Revenue Service (the “IRS”) guidance as of the date hereof, all of which are subject to change, and possibly with retroactive effect. These changes could impact the Fund’s investments or the tax consequences to you of investing in the Fund. Some of the changes could affect the timing, amount and tax treatment of the Fund’s distributions made to shareholders. There may be other federal, state, foreign or local tax considerations to a particular shareholder. No assurance can be given that legislative, judicial, or administrative changes will not be forthcoming which could affect the accuracy of any statements made in this section. Please consult your tax adviser before investing.

Each series of the Trust is treated as a separate entity for federal income tax purposes. The Fund, as a series of the Trust, intends to qualify and elect to be treated as a regulated investment company (“RIC”) under Section 851(a) of the Code, provided it complies with all applicable requirements regarding the source of its income, diversification of its assets and timing and amount of its distributions. The Fund’s policy is to distribute to its shareholders all of its investment company taxable income and any net capital gain for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Fund will not be subject to any federal income or excise taxes on amounts distributed. However, the Fund can give no assurances that its anticipated distributions will be sufficient to eliminate all Fund level taxes. If the Fund does not qualify as a RIC, and is unable to obtain relief from such failure, it would generally be taxed as a regular corporation and, in such case, it would be more beneficial for a shareholder to directly own the Fund’s underlying investments rather than indirectly owning them through the Fund.

To qualify as a RIC, the Fund must derive at least 90% of its gross income from “good income,” which includes: (1) dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies; (2) other income (including but not limited to gains from options, futures or forward contracts) derived with respect to the Fund’s business of investing in such stock, securities or foreign currencies, and (3) net income derived from interests in qualified publicly traded partnerships. Although Code Section 851(b) authorizes the U.S. Treasury Department to issue Treasury Regulations excluding “foreign currency gains” that are not directly related to a RIC’s principal business of investing in stock or securities from qualifying income, Treasury Regulations currently provide that gains from the sale or other disposition of foreign currencies is qualifying income. Nevertheless, there can be no absolute assurances that future Treasury Regulations will not come to a different conclusion or that the Fund will satisfy all requirements to be taxed as a RIC.

Furthermore, the Fund must diversify its holdings such that at the end of each fiscal quarter, (i) at least 50% of the value of the Fund’s assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other acceptable securities, with such other securities limited, in respect to any one issuer, to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer; and (ii) no more than 25% of the value of the Fund’s assets may be invested in the securities of any one issuer (other than U.S. government securities or securities of other RICs), or of any two or more issuers that are controlled, as determined under applicable Code rules, by the Fund and that are engaged in the same, similar or related trades or businesses, or of certain qualified publicly traded partnerships.

The Fund will be subject to a nondeductible 4% federal excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year an amount at least equal to 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for the one-year period ending on October 31 of that year, subject to an increase for any shortfall in the prior year’s distribution. The Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of the excise tax, but can make no assurances that all such tax liability will be eliminated.

Investment company taxable income generally consists of interest, dividends, net short-term capital gain, and net gain from foreign currency transactions, less expenses. Net capital gain is the excess of the net long-term gain from the Fund’s sales or exchanges of capital assets over the net short-term loss from such sales or exchanges, taking into account any capital loss carryforward of the Fund. The Fund may elect to defer certain losses for tax purposes. At May 31, 2023, the Fund deferred, on a tax basis, late year losses of $19,333. Any future net capital losses realized by the Fund in any taxable year may be carried forward indefinitely, and such carryforwards will generally retain their character as long-term or short-term.

Distributions of investment company taxable income are generally taxable to shareholders as ordinary income. For a non-corporate shareholder, a portion of the Fund’s distributions of investment company taxable income may consist of “qualified dividend income” eligible for taxation at the reduced federal income tax rates applicable to net long-term capital gains to the extent that the amount distributed is attributable to and reported as “qualified dividend income” and the shareholder meets certain holding period requirements with respect to its Fund shares. For a corporate shareholder, a portion of the Fund’s distributions of investment company taxable income may qualify for the intercorporate dividends-received deduction to the extent the Fund receives dividends directly or indirectly from a U.S. corporation, reports the amount distributed as eligible for deduction, and the shareholder meets certain holding period requirements with respect to its Fund shares. The aggregate amount so reported to either non-corporate or corporate shareholders, as applicable, cannot, however, exceed the aggregate amount of such dividends received by the Fund for its taxable year.

Distributions of net capital gain are taxable to a shareholder as long-term capital gain regardless of the length of time that a shareholder has owned Fund shares. Distributions of net capital gain are not eligible for “qualified dividend income” treatment or the dividends-received deduction referred to above.

Distributions of investment company taxable income and net capital gain will be taxable as described above whether received in additional Fund shares or in cash. Shareholders who choose to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the NAV of a share on the reinvestment date. Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record and paid the following January are taxable as if received on December 31. Distributions are generally includable in alternative minimum taxable income in computing a non-corporate shareholder’s liability for the alternative minimum tax.

Certain individuals, trusts and estates may be subject to a Net Investment Income (“NII”) tax of 3.8% (in addition to the regular income tax). The NII tax is imposed on the lesser of: (i) a taxpayer’s investment income, net of deductions properly allocable to such income; or (ii) the amount by which such taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately). The Fund’s distributions are includable in a shareholder’s investment income for purposes of this NII tax. In addition, any capital gain realized by a shareholder upon the sale or redemption of Fund shares is includable in such shareholder’s investment income for purposes of this NII tax.

A sale or redemption of Fund shares, whether for cash or in-kind proceeds, may result in recognition of a taxable capital gain or loss. Gain or loss realized upon a sale or redemption of Fund shares will generally be treated as a long-term capital gain or loss if the shares have been held for more than one year, and, if held for one year or less, as a short-term capital gain or loss. However, any loss realized upon a sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received or deemed to be received with respect to such shares. In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales, or similar transactions is not counted. Any loss realized upon a sale or redemption of Fund shares may be disallowed under certain wash sale rules to the extent shares of the Fund are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the sale or redemption. If a shareholder’s loss is disallowed under the wash sale rules, the basis of the new shares will be increased to preserve the loss until a future sale or redemption of the shares.

Under the Foreign Account Tax Compliance Act (“FATCA”), the Fund may be required to withhold a generally nonrefundable 30% tax on (i) distributions of investment company taxable income, and (ii) distributions of net capital gain and the gross proceeds of a sale or redemption of Fund shares paid to (A) certain “foreign financial institutions” unless such foreign financial institution agrees to verify, monitor, and report to the IRS the identity of certain of its accountholders, among other items (unless such entity is otherwise deemed compliant under the terms of an intergovernmental agreement with the United States and the entity’s country of residence), and (B) certain “non-financial foreign entities” unless such entity certifies to the Fund that it does not have any substantial U.S. owners or provides the name, address, and taxpayer identification number of each substantial U.S. owner, among other items. In December 2018, the IRS and Treasury Department released proposed Treasury Regulations that would eliminate FATCA withholding on Fund distributions of net capital gain and the gross proceeds from a sale or redemption of Fund shares. Although taxpayers are entitled to rely on these proposed Treasury Regulations until final Treasury Regulations are issued, these proposed Treasury Regulations have not been finalized, may not be finalized in their proposed form, and are potentially subject to change. This FATCA withholding tax could also affect the Fund’s return on its investments in foreign securities or affect a shareholder’s return if the shareholder holds its Fund shares through a foreign intermediary. You are urged to consult your tax adviser regarding the application of this FATCA withholding tax to your investment in the Fund and the potential certification, compliance, due diligence, reporting, and withholding obligations to which you may become subject in order to avoid this withholding tax.

The Fund’s transactions, if any, in forward contracts, options, futures contracts and hedged investments may be subject to special provisions of the Code that, among other things, may accelerate recognition of income to the Fund, defer the Fund’s losses, and affect whether capital gain and loss is characterized as long-term or short-term. These provisions could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Fund to “mark-to-market” certain positions (i.e., treat them as if they were closed out). This “mark-to-market” requirement may cause the Fund to recognize income without receiving cash, and the Fund may have difficulty making distributions to its shareholders in the amounts necessary to satisfy the distribution requirements for maintaining the Fund’s status as a RIC and avoiding any income and excise taxes at the Fund level. Accordingly, the Fund may have to dispose of its investments under disadvantageous circumstances in order to generate sufficient cash to satisfy the distribution requirements of the Code.

Except in the case of certain exempt shareholders, if a shareholder does not furnish the Fund with its correct Social Security Number or other applicable taxpayer identification number and certain certifications or the Fund receives notification from the IRS requiring backup withholding, the Fund is required by federal law to withhold federal income tax from the shareholder’s distributions and redemption proceeds, at a rate set under Section 3406 of the Code for U.S. residents.

Foreign taxpayers (including nonresident aliens) are generally subject to withholding tax at a flat rate of 30% on U.S. source income that is not effectively connected with the conduct of a trade or business in the U.S. This withholding tax rate may be lower under the terms of a tax treaty or convention.

Distributions
The Fund will receive income primarily in the form of dividends and interest earned on the Fund’s investments in securities. This income, less the expenses incurred in its operations, is the Fund’s net investment income, substantially all of which will be distributed to the Fund’s shareholders.

The amount of the Fund’s distributions is dependent upon the amount of net investment income received by the Fund from its portfolio holdings, is not guaranteed and is subject to the discretion of the Board of Trustees. The Fund does not pay “interest” or guarantee any fixed rate of return on an investment in its shares.

The Fund may also realize capital gains or losses in connection with sales or other dispositions of its portfolio securities. Any net gain that the Fund may realize from transactions involving investments held less than the period required for long‑term capital gain or loss recognition or otherwise producing short‑term capital gains and losses (taking into account any capital loss carryforwards) will comprise part of net investment income. If during any year the Fund realizes a net gain on transactions involving investments held for the period required for long‑term capital gain or loss recognition or otherwise producing long‑term capital gains and losses, the Fund will generally have a net long‑term capital gain. After deduction of the amount of any net short‑term capital loss, the balance (to the extent not offset by any capital loss carryforwards) will be distributed and treated as long‑term capital gains in the hands of the shareholders regardless of the length of time that the Fund shares may have been held by the shareholders. Net capital losses realized by the Fund may be carried forward indefinitely and will generally retain their character as short-term or long-term capital losses. For more information concerning applicable capital gains tax rates, consult your tax adviser.

Any distribution paid by the Fund reduces the Fund’s NAV per share on the date paid by the amount of the distribution per share. Accordingly, a distribution paid shortly after a purchase of shares by a shareholder would represent, in substance, a partial return of capital (to the extent it is paid on the shares so purchased), even though it would be subject to federal income taxes.

Distributions will be made in the form of additional Fund shares unless the shareholder has otherwise indicated. Investors have the right to change their elections with respect to the reinvestment of distributions by notifying the Transfer Agent. However, any such change will be effective only as to distributions for which the record date is five or more calendar days after the Transfer Agent has received the request.

Cost Basis Reporting
The Fund is required to report to certain shareholders and the IRS the cost basis of Fund shares acquired on or after January 1, 2012 by such shareholder (“covered shares”) when the shareholder sells or redeems such shares. This reporting requirement does not apply to shares held through a tax-deferred arrangement, such as a 401(k) plan or an IRA, or to shares held by tax-exempt organizations, financial institutions, corporations (other than S corporations), banks, credit unions and certain other governmental bodies (“non-covered shares”). The Fund is not required to determine or report a shareholder’s cost basis in non-covered shares and is not responsible for the accuracy or reliability of any information provided for non-covered shares.

The cost basis of a share is generally its purchase price adjusted for distributions, returns of capital and other corporate actions. Cost basis is used to determine whether the sale or redemption of a share results in a capital gain or loss. If you sell or redeem covered shares during any year, then the Fund will report the gain or loss, cost basis, and holding period of such covered shares to the IRS and you on Form 1099.

A cost basis method is the method by which the Fund determines which specific covered shares are deemed to be sold or redeemed when a shareholder sells or redeems less than its entire holding of Fund shares and has made multiple purchases of Fund shares on different dates at differing net asset values. If a shareholder does not affirmatively elect a cost basis method, the Fund will use the average cost method, which averages the basis of all Fund shares in an account regardless of holding period, and shares sold or redeemed are deemed to be those with the longest holding period first. Each shareholder may elect in writing (and not over the telephone) any alternate IRS-approved cost basis method to calculate the cost basis in its covered shares. The default cost basis method applied by the Fund or the alternate method elected by a shareholder may not be changed after the settlement date of a sale or redemption of Fund shares.

If you hold Fund shares through a broker (or another nominee), please contact that broker or nominee with respect to the reporting of cost basis and available elections for your account.

You are encouraged to consult your tax adviser regarding the application of these cost basis reporting rules and, in particular, which cost basis calculation method you should elect.

Financial Statements
The audited financial statements, accompanying notes and report of the Fund’s independent registered public accounting firm appearing in the Annual Report to Shareholders of the Fund dated May 31, 2023, are hereby incorporated herein by reference.

TRUST FOR PROFESSIONAL MANAGERS
PART C

BARRETT GROWTH FUND

OTHER INFORMATION

Item 28.    Exhibits

(a)			Declaration of Trust.
	(1)	(i)
Amended and Restated Certificate of Trust was previously filed with Registrant’s Post-Effective Amendment No. 84 to its Registration Statement on Form N-1A with the SEC on April 18, 2008, and is incorporated by reference.

(ii)
Amended and Restated Declaration of Trust was previously filed with Registrant’s Post-Effective Amendment No. 744 to its Registration Statement on Form N-1A with the SEC on September 25, 2020, and is incorporated by reference.

(b)
Amended and Restated By-Laws were previously filed with Registrant’s Post-Effective Amendment No. 820 to its Registration Statement on Form N-1A with the SEC on January 26, 2023, and is incorporated by reference.

(c)			Instruments Defining Rights of Security Holders are incorporated by reference to the Declaration of Trust and Bylaws.
(d)
Investment Advisory Agreement was previously filed with Registrant's Post-Effective Amendment No. 784 to its Registration Statement on Form N-1A with the SEC on September 23, 2021, and is incorporated herein by reference.

(e)	(1)
Underwriting Agreement was previously filed with Registrant’s Post-Effective Amendment No. 177 to its Registration Statement on Form N-1A with the SEC on February 12, 2010, and is incorporated by reference.

(2)
Novation Agreement was previously filed with Registrant's Post-Effective Amendment No. 811 to its Registration Statement on Form N-1A with the SEC on September 23, 2022, and is incorporated herein by reference.

(f)			Bonus or Profit Sharing Contracts – Not Applicable.
(g)
Custody Agreement was previously filed with Registrant’s Post-Effective Amendment No. 177 to its Registration Statement on Form N-1A with the SEC on February 12, 2010, and is incorporated by reference.

(h)			Other Material Contracts.
	(1)	(i)
Fund Administration Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 177 to its Registration Statement on Form N-1A with the SEC on February 12, 2010, and is incorporated by reference.

(ii)
First Amendment to Fund Administration Agreement was previously filed with Registrant's Post-Effective Amendment No. 811 to its Registration Statement on Form N-1A with the SEC on September 23, 2022, and is incorporated herein by reference.

(2)
Transfer Agent Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 177 to its Registration Statement on Form N-1A with the SEC on February 12, 2010, and is incorporated by reference.

(3)
Fund Accounting Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 177 to its Registration Statement on Form N-1A with the SEC on February 12, 2010, and is incorporated by reference.

	(4)		Power of Attorney was previously filed with Registrant’s Post-Effective Amendment No. 820 to its Registration Statement on Form N-1A with the SEC on January 26, 2023, and is incorporated by reference.
(5)
Operating Expense Limitation Agreement was previously filed with Registrant’s Post-Effective Amendment No. 835 to its Registration Statement on Form N-1A with the SEC on June 20, 2023, and is incorporated by reference.

(i)			Legal Opinions.
1

(1)
Opinion and Consent of Counsel was previously filed with Registrant’s Post-Effective Amendment No. 177 to its Registration Statement on Form N-1A with the SEC on February 12, 2010, and is incorporated by reference.

	(2)	Consent of Counsel — Filed Herewith.
(j)		Other Opinions.
	(1)	Consent of Independent Registered Public Accounting Firm — Filed Herewith.
(k)		Omitted Financial Statements — Not Applicable.
(l)
Agreement Relating to Initial Capital was previously filed with Registrant’s Post-Effective Amendment No. 2 to its Registration Statement on Form N-1A with the SEC on December 19, 2003, and is incorporated by reference.

(m)		Rule 12b-1 Plan was previously filed with Registrant’s Post-Effective Amendment No. 177 to its Registration Statement on Form N-1A with the SEC on February 12, 2010, and is incorporated by reference.
(n)		Rule 18f-3 Plan — Not Applicable.
(o)		Reserved.
(p)		Code of Ethics.
(1)
Code of Ethics for Registrant was previously filed with Registrant’s Post-Effective Amendment No. 801 to its Registration Statement on Form N-1A with the SEC on April 20, 2022, and is incorporated by reference.

(2)
Code of Ethics for Fund and Adviser was previously filed with Registrant’s Post-Effective Amendment No. 622 to its Registration Statement on Form N-1A with the SEC on September 20, 2017, and is incorporated by reference.

	(3)	Code of Ethics for Principal Underwriter - not applicable per Rule 17j-1(c)(3).

Item 29.    Persons Controlled by or Under Common Control with Registrant

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 30.    Indemnification

Reference is made to Article X of the Registrant’s Declaration of Trust.

Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Registrant furnishes the following undertaking: “Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.”

Item 31.    Business and Other Connections of Investment Adviser

Barrett Asset Management, LLC (the “Adviser”) serves as the investment adviser for the Barrett Growth Fund (the “Fund”). The principal business address of the Adviser is 90 Park Avenue, 34th Floor, New York, NY 10016. With respect to the Adviser, the response to this Item is incorporated by reference to the Adviser’s Uniform Application for Investment Adviser Registration (Form ADV) currently on file with the Securities and Exchange Commission (“SEC”). The Adviser’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.
2

Item 32.    Principal Underwriter.

(a)    Quasar Distributors, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.American Trust Allegiance Fund, Series of Advisors Series Trust
2.Capital Advisors Growth Fund, Series of Advisors Series Trust
3.Chase Growth Fund, Series of Advisors Series Trust
4.Davidson Multi Cap Equity Fund, Series of Advisors Series Trust
5.Edgar Lomax Value Fund, Series of Advisors Series Trust
6.First Sentier American Listed Infrastructure Fund, Series of Advisors Series Trust
7.First Sentier Global Listed Infrastructure Fund, Series of Advisors Series Trust
8.Fort Pitt Capital Total Return Fund, Series of Advisors Series Trust
9.Huber Large Cap Value Fund, Series of Advisors Series Trust
10.Huber Mid Cap Value Fund, Series of Advisors Series Trust
11.Huber Select Large Cap Value Fund, Series of Advisors Series Trust
12.Huber Small Cap Value Fund, Series of Advisors Series Trust
13.Logan Capital Broad Innovative Growth ETF, Series of Advisors Series Trust
14.O’Shaughnessy Market Leaders Value Fund, Series of Advisors Series Trust
15.PIA BBB Bond Fund, Series of Advisors Series Trust
16.PIA High Yield Fund, Series of Advisors Series Trust
17.PIA High Yield (MACS) Fund, Series of Advisors Series Trust
18.PIA MBS Bond Fund, Series of Advisors Series Trust
19.PIA Short-Term Securities Fund, Series of Advisors Series Trust
20.Poplar Forest Cornerstone Fund, Series of Advisors Series Trust
21.Poplar Forest Partners Fund, Series of Advisors Series Trust
22.Pzena Emerging Markets Value Fund, Series of Advisors Series Trust
23.Pzena International Small Cap Value Fund, Series of Advisors Series Trust
24.Pzena International Value Fund, Series of Advisors Series Trust
25.Pzena Mid Cap Value Fund, Series of Advisors Series Trust
26.Pzena Small Cap Value Fund, Series of Advisors Series Trust
27.Reverb ETF, Series of Advisors Series Trust
28.Scharf Fund, Series of Advisors Series Trust
29.Scharf Global Opportunity Fund, Series of Advisors Series Trust
30.Scharf Multi-Asset Opportunity Fund, Series of Advisors Series Trust
31.Semper MBS Total Return Fund, Series of Advisors Series Trust
32.Semper Short Duration Fund, Series of Advisors Series Trust
33.Shenkman Capital Floating Rate High Income Fund, Series of Advisors Series Trust
34.Shenkman Capital Short Duration High Income Fund, Series of Advisors Series Trust
35.VegTech Plant-based Innovation & Climate ETF, Series of Advisors Series Trust
36.The Aegis Funds
37.Allied Asset Advisors Funds
38.Angel Oak Funds Trust
39.Angel Oak Strategic Credit Fund
40.Barrett Opportunity Fund, Inc.
41.Brookfield Investment Funds
42.Buffalo Funds
43.Cushing® Mutual Funds Trust
44.DoubleLine Funds Trust
45.EA Series Trust (f/k/a Alpha Architect ETF Trust)
46.Ecofin Tax-Advantaged Social Impact Fund, Inc.
47.AAM Bahl & Gaynor Small/Mid Cap Income Growth ETF, Series of ETF Series Solutions
48.AAM Low Duration Preferred and Income Securities ETF, Series of ETF Series Solutions
3

49.AAM S&P 500 Emerging Markets High Dividend Value ETF, Series of ETF Series Solutions
50.AAM S&P 500 High Dividend Value ETF, Series of ETF Series Solutions
51.AAM S&P Developed Markets High Dividend Value ETF, Series of ETF Series Solutions
52.AAM Transformers ETF, Series of ETF Series Solutions
53.AlphaMark Actively Managed Small Cap ETF, Series of ETF Series Solutions
54.Aptus Collared Income Opportunity ETF, Series of ETF Series Solutions
55.Aptus Defined Risk ETF, Series of ETF Series Solutions
56.Aptus Drawdown Managed Equity ETF, Series of ETF Series Solutions
57.Aptus Enhanced Yield ETF, Series of ETF Series Solutions
58.Aptus Large Cap Enhanced Yield ETF, Series of ETF Series Solutions
59.Blue Horizon BNE ETF, Series of ETF Series Solutions
60.BTD Capital Fund, Series of ETF Series Solutions
61.Carbon Strategy ETF, Series of ETF Series Solutions
62.Cboe Vest 10 Year Interest Rate Hedge ETF, Series of ETF Series Solutions
63.ClearShares OCIO ETF, Series of ETF Series Solutions
64.ClearShares Piton Intermediate Fixed Income Fund, Series of ETF Series Solutions
65.ClearShares Ultra-Short Maturity ETF, Series of ETF Series Solutions
66.Distillate International Fundamental Stability & Value ETF, Series of ETF Series Solutions
67.Distillate Small/Mid Cash Flow ETF, Series of ETF Series Solutions
68.Distillate U.S. Fundamental Stability & Value ETF, Series of ETF Series Solutions
69.ETFB Green SRI REITs ETF, Series of ETF Series Solutions
70.Hoya Capital High Dividend Yield ETF, Series of ETF Series Solutions
71.Hoya Capital Housing ETF, Series of ETF Series Solutions
72.iBET Sports Betting & Gaming ETF, Series of ETF Series Solutions
73.International Drawdown Managed Equity ETF, Series of ETF Series Solutions
74.LHA Market State Alpha Seeker ETF, Series of ETF Series Solutions
75.LHA Market State Tactical Beta ETF, Series of ETF Series Solutions
76.LHA Market State Tactical Q ETF, Series of ETF Series Solutions
77.LHA Risk-Managed Income ETF, Series of the ETF Series Solutions
78.Loncar Cancer Immunotherapy ETF, Series of ETF Series Solutions
79.Loncar China BioPharma ETF, Series of ETF Series Solutions
80.McElhenny Sheffield Managed Risk ETF, Series of ETF Series Solutions
81.Nationwide Dow Jones® Risk-Managed Income ETF, Series of ETF Series Solutions
82.Nationwide Nasdaq-100 Risk-Managed Income ETF, Series of ETF Series Solutions
83.Nationwide Russell 2000® Risk-Managed Income ETF, Series of ETF Series Solutions
84.Nationwide S&P 500® Risk-Managed Income ETF, Series of ETF Series Solutions
85.NETLease Corporate Real Estate ETF, Series of ETF Series Solutions
86.Opus Small Cap Value ETF, Series of ETF Series Solutions
87.Roundhill Acquirers Deep Value ETF, Series of ETF Series Solutions
88.The Acquirers Fund, Series of ETF Series Solutions
89.U.S. Global GO GOLD and Precious Metal Miners ETF, Series of ETF Series Solutions
90.U.S. Global JETS ETF, Series of ETF Series Solutions
91.U.S. Global Sea to Sky Cargo ETF, Series of ETF Series Solutions
92.US Vegan Climate ETF, Series of ETF Series Solutions
93.First American Funds, Inc.
94.FundX Investment Trust
95.The Glenmede Fund, Inc.
96.The Glenmede Portfolios
97.The GoodHaven Funds Trust
98.Greenspring Fund, Incorporated
99.Harding, Loevner Funds, Inc.
100.Hennessy Funds Trust
101.Horizon Funds
102.Hotchkis & Wiley Funds
4

103.Intrepid Capital Management Funds Trust
104.Jacob Funds Inc.
105.The Jensen Quality Growth Fund Inc.
106.Kirr, Marbach Partners Funds, Inc.
107.Core Alternative ETF, Series of Listed Funds Trust
108.Wahed Dow Jones Islamic World ETF, Series of Listed Funds Trust
109.Wahed FTSE USA Shariah ETF, Series of Listed Funds Trust
110.LKCM Funds
111.LoCorr Investment Trust
112.MainGate Trust
113.ATAC Rotation Fund, Series of Managed Portfolio Series
114.Cove Street Capital Small Cap Value Fund, Series of Managed Portfolio Series
115.Ecofin Global Energy Transition Fund, Series of Managed Portfolio Series
116.Ecofin Global Renewables Infrastructure Fund, Series of Managed Portfolio Series
117.Ecofin Global Water ESG Fund, Series of Managed Portfolio Series
118.Ecofin Sustainable Water Fund, Series of Managed Portfolio Series
119.Jackson Square Large-Cap Growth Fund, Series of Managed Portfolio Series
120.Jackson Square SMID-Cap Growth Fund, Series of Managed Portfolio Series
121.Kensington Active Advantage Fund, Series of Managed Portfolio Series
122.Kensington Defender Fund, Series of Managed Portfolio Series
123.Kensington Dynamic Growth Fund, Series of Managed Portfolio Series
124.Kensington Managed Income Fund, Series of Managed Portfolio Series
125.LK Balanced Fund, Series of Managed Portfolio Series
126.Muhlenkamp Fund, Series of Managed Portfolio Series
127.Nuance Concentrated Value Fund, Series of Managed Portfolio Series
128.Nuance Concentrated Value Long Short Fund, Series of Managed Portfolio Series
129.Nuance Mid Cap Value Fund, Series of Managed Portfolio Series
130.Port Street Quality Growth Fund, Series of Managed Portfolio Series
131.Principal Street High Income Municipal Fund, Series of Managed Portfolio Series
132.Principal Street Short Term Municipal Fund, Series of Managed Portfolio Series
133.Reinhart Genesis PMV Fund, Series of Managed Portfolio Series
134.Reinhart International PMV Fund, Series of Managed Portfolio Series
135.Reinhart Mid Cap PMV Fund, Series of Managed Portfolio Series
136.Tortoise Energy Infrastructure and Income Fund, Series of Managed Portfolio Series
137.Tortoise Energy Infrastructure Total Return Fund, Series of Managed Portfolio Series
138.Tortoise North American Pipeline Fund, Series of Managed Portfolio Series
139.V-Shares MSCI World ESG Materiality and Carbon Transition ETF, Series of Managed Portfolio Series
140.V-Shares US Leadership Diversity ETF, Series of Managed Portfolio Series
141.Greenspring Income Opportunities Fund, Series of Manager Directed Portfolios
142.Hood River International Opportunity Fund, Series of Manager Directed Portfolios
143.Hood River Small-Cap Growth Fund, Series of Manager Directed Portfolios
144.Mar Vista Strategic Growth Fund, Series of Manager Directed Portfolios
145.Vert Global Sustainable Real Estate Fund, Series of Manager Directed Portfolios
146.Matrix Advisors Funds Trust
147.Matrix Advisors Value Fund, Inc.
148.Monetta Trust
149.Nicholas Equity Income Fund, Inc.
150.Nicholas Fund, Inc.
151.Nicholas II, Inc.
152.Nicholas Limited Edition, Inc.
153.North Square Investments Trust
154.Oaktree Diversified Income Fund, Inc.
155.Permanent Portfolio Family of Funds
156.Perritt Funds, Inc.
5

157.Procure ETF Trust II
158.Professionally Managed Portfolios
159.Prospector Funds, Inc.
160.Provident Mutual Funds, Inc.
161.Abbey Capital Futures Strategy Fund, Series of The RBB Fund, Inc.
162.Abbey Capital Multi-Asset Fund, Series of The RBB Fund, Inc.
163.Adara Smaller Companies Fund, Series of The RBB Fund, Inc.
164.Aquarius International Fund, Series of The RBB Fund, Inc.
165.Boston Partners All Cap Value Fund, Series of The RBB Fund, Inc.
166.Boston Partners Emerging Markets Dynamic Equity Fund, Series of The RBB Fund, Inc.
167.Boston Partners Emerging Markets Fund, Series of The RBB Fund, Inc.
168.Boston Partners Global Equity Fund, Series of The RBB Fund, Inc.
169.Boston Partners Global Long/Short Fund, Series of The RBB Fund, Inc.
170.Boston Partners Global Sustainability Fund, Series of The RBB Fund, Inc.
171.Boston Partners Long/Short Equity Fund, Series of The RBB Fund, Inc.
172.Boston Partners Long/Short Research Fund, Series of The RBB Fund, Inc.
173.Boston Partners Small Cap Value Fund II, Series of The RBB Fund, Inc.
174.Campbell Systematic Macro Fund, Series of The RBB Fund, Inc.
175.Motley Fool 100 Index ETF, Series of The RBB Fund, Inc.
176.Motley Fool Capital Efficiency 100 Index ETF, Series of The RBB Fund, Inc.
177.Motley Fool Global Opportunities ETF, Series of The RBB Fund, Inc.
178.Motley Fool Mid-Cap Growth ETF, Series of The RBB Fund, Inc.
179.Motley Fool Next Index ETF, Series of The RBB Fund, Inc.
180.Motley Fool Small-Cap Growth ETF, Series of The RBB Fund, Inc.
181.Optima Strategic Credit Fund, Series of The RBB Fund, Inc.
182.SGI Global Equity Fund, Series of The RBB Fund, Inc.
183.SGI Peak Growth Fund, Series of The RBB Fund, Inc.
184.SGI Prudent Growth Fund, Series of The RBB Fund, Inc.
185.SGI Small Cap Core Fund, Series of The RBB Fund, Inc.
186.SGI U.S. Large Cap Equity Fund, Series of The RBB Fund, Inc.
187.SGI U.S. Small Cap Equity Fund, Series of The RBB Fund, Inc.
188.US Treasury 10 Year Note ETF, Series of The RBB Fund, Inc.
189.US Treasury 12 Month Bill ETF, Series of The RBB Fund, Inc.
190.US Treasury 2 Year Note ETF, Series of The RBB Fund, Inc.
191.US Treasury 20 Year Bond ETF, Series of The RBB Fund, Inc.
192.US Treasury 3 Month Bill ETF, Series of The RBB Fund, Inc.
193.US Treasury 3 Year Note ETF, Series of The RBB Fund, Inc.
194.US Treasury 30 Year Bond ETF, Series of The RBB Fund, Inc.
195.US Treasury 5 Year Note ETF, Series of The RBB Fund, Inc.
196.US Treasury 6 Month Bill ETF, Series of The RBB Fund, Inc.
197.US Treasury 7 Year Note ETF, Series of The RBB Fund, Inc.
198.WPG Partners Select Small Cap Value Fund, Series of The RBB Fund, Inc.
199.WPG Partners Small Cap Value Diversified Fund, Series of The RBB Fund, Inc.
200.The RBB Fund Trust
201.RBC Funds Trust
202.Series Portfolios Trust
203.Thompson IM Funds, Inc.
204.TrimTabs ETF Trust
205.Trust for Advised Portfolios
206.Barrett Growth Fund, Series of Trust for Professional Managers
207.Bright Rock Mid Cap Growth Fund, Series of Trust for Professional Managers
208.Bright Rock Quality Large Cap Fund, Series of Trust for Professional Managers
209.CrossingBridge Low Duration High Yield Fund, Series of Trust for Professional Managers
210.CrossingBridge Responsible Credit Fund, Series of Trust for Professional Managers
6

211.CrossingBridge Ultra-Short Duration Fund, Series of Trust for Professional Managers
212.RiverPark Strategic Income Fund, Series of Trust for Professional Managers
213.Dearborn Partners Rising Dividend Fund, Series of Trust for Professional Managers
214.Jensen Global Quality Growth Fund, Series of Trust for Professional Managers
215.Jensen Quality Value Fund, Series of Trust for Professional Managers
216.Rockefeller Climate Solutions Fund, Series of Trust for Professional Managers
217.Terra Firma US Concentrated Realty Fund, Series of Trust for Professional Managers
218.USQ Core Real Estate Fund
219.Wall Street EWM Funds Trust
220.Wisconsin Capital Funds, Inc.

(b)    The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is 111 E. Kilbourn Ave., Suite 2200, Milwaukee, WI 53202.

Name	Address	Position with Underwriter	Position with Registrant
Teresa Cowan	111 E. Kilbourn Ave, Suite 2200, Milwaukee, WI 53202	President/Manager	None
Chris Lanza	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Kate Macchia	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Weston Sommers	Three Canal Plaza, Suite 100, Portland ME 04101	Financial and Operations Principal and Chief Financial Officer	None
Kelly B. Whetstone	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None
Susan L. LaFond	111 E. Kilbourn Ave, Suite 2200, Milwaukee, WI 53202	Vice President and Chief Compliance Officer and Treasurer	None

(c)    Not applicable.

Item 33.    Location of Accounts and Records

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, are maintained at the following locations:

Records Relating to:	Are located at:
Registrant’s Fund Administrator, Fund Accountant, and Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202
Registrant’s Investment Adviser	Barrett Asset Management, LLC 90 Park Avenue New York, NY 10016
Registrant’s Custodian	U.S. Bank National Association 1555 North River Center Drive, Suite 302 Milwaukee, WI 53212
Registrant’s Distributor	Quasar Distributors, LLC 111 East Kilbourn Avenue, Suite 2200 Milwaukee, WI 53202
7

Item 34.    Management Services

All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 35.    Undertakings

The Registrant hereby undertakes to furnish each person to whom a Prospectus for one or more of the series of the Registrant is delivered with a copy of the relevant latest annual report to shareholders, upon request and without charge.

8

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that this Post-Effective Amendment No. 841 to its Registration Statement meets all of the requirements for effectiveness pursuant to Rule 485(b) of the Securities Act of 1933, as amended, and the Registrant has duly caused this Post-Effective Amendment No. 841 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Milwaukee and State of Wisconsin, on September 22, 2023.

TRUST FOR PROFESSIONAL MANAGERS

By: /s/ Jay S. Fitton
Jay S. Fitton
Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 841 to the Registrant’s Registration Statement has been signed below on September 22, 2023, by the following persons in the capacities indicated.

Signature	Title
/s/ John P. Buckel John P. Buckel	Chairperson, President, Principal Executive Officer and Interested Trustee
Michael D. Akers* Michael D. Akers	Independent Trustee
Gary A. Drska* Gary A. Drska	Independent Trustee
Vincent P. Lyles* Vincent P. Lyles	Independent Trustee
Erik K. Olstein* Erik K. Olstein	Independent Trustee
Lisa Zúñiga Ramírez* Lisa Zúñiga Ramírez	Independent Trustee
Gregory M. Wesley* Gregory M. Wesley	Independent Trustee
Jennifer A. Lima* Jennifer A. Lima	Vice President, Treasurer and Principal Financial and Accounting Officer
* By: /s/ Jay S. Fitton
Jay S. Fitton
* Attorney-in-Fact pursuant to Power of Attorney previously filed with Registrant’s Post-Effective Amendment No. 820 to its Registration Statement on Form N-1A with the SEC on January 26, 2023, and is incorporated by reference.

9

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit

(i)(2)	Consent of Counsel
(j)(1)	Consent of Independent Registered Public Accounting Firm